                                                                    EXHIBIT 10.7
[AT&T LOGO]

                        AT&T MASTER CARRIER AGREEMENT

CUSTOMER Name (Full Legal Name):                                                              AT&T Sales Representative:
AT&T WIRELESS SERVICES, INC.                     AT&T Corp.,                                  RICK MILLER
                     ("CUSTOMER")                a New York corporation ("AT&T")

CUSTOMER Name (and Title) for Notice:            AT&T Name (and Title) for Notice:            AT&T Contact Telephone Number:
KURT MAAS, VICE PRESIDENT                        BARB PEDA, SENIOR VICE                       206-545-8102
                                                 PRESIDENT - SERVICE PROVIDER
                                                 MARKETS

CUSTOMER Address:                                AT&T Address:                                Initial Deposit Amount Required:
16331 NE 72ND WAY                                300 ATRIUM DRIVE                             NONE
                                                 ROOM 3E083

City            State       Zip Code             City           State     Zip Code
REDMOND         WA          98052                SOMERSET       NJ        07023

CUSTOMER Fax number for Notice:                  AT&T Fax number for Notice:
425-580-8609                                     732-805-6212

This Master Carrier Agreement shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in the Attachment(s), or until otherwise terminated as provided in accordance with this Agreement. The rates and commitments provided in the Attachments shall be effective as provided in each Attachment.

This Master Carrier Agreement consists of this Cover Sheet, the attached General Terms and Conditions, and the Attachment(s) listed below (these documents together are collectively referred to as the "Agreement"). In the event of any inconsistency between these documents, precedence will be given to the documents in the following order: (1) this Cover Sheet; (2) Attachment(s); (3) the General Terms and Conditions. In the event of any inconsistency between the terms of this Agreement and the terms of an applicable Tariff, the terms of the Agreement shall prevail.

AT&T MASTER CARRIER AGREEMENT - COVER SHEET                         PAGE 2 OF 2

TITLE                                                          DOC. ID                         DATE/TIME STAMP
-----                                                          -------                         ---------------
GENERAL TERMS AND CONDITIONS                                   MCA 000626A.doc                 06/26/00 10:53 AM

SUPPLEMENTAL TERMS AND CONDITIONS                              AWS STC001120.doc               11/20/00 10:47PM

FORMER AFFILIATE WHOLESALE SERVICE TERMS AND                   AWS FAWSTP010502.doc            05/02/01 7:41 PM
PRICING

FORMER AFFILIATE WHOLESALE SERVICE DESCRIPTION                 FAWS SDA 001120.doc             11/20/00 9:06 PM

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES             AWS DTSSTP010517.doc            05/17/01 5:08 PM
TERMS AND PRICING

AT&T PRIVATE LINE AND SATELLITE SERVICES TERMS AND             AWS DSTP010517.doc              05/17/01 3:00 PM
PRICING

AT&T ATM SERVICE DESCRIPTION                                   AWS ATMSDA010214.doc            02/27/2001 3:49PM

AT&T ATM AND FRAME RELAY SERVICE TERMS AND PRICING             AWS ATM-                        05/17/01 3:02PM
                                                               FRSTP010517.doc

AT&T SDN AND 800 TERMS AND PRICING                             AWS                             06/05/01 9:27 PM
                                                               SDN800STP010605.doc

TERM AND COMMITMENT ATTACHMENT                                 AWS TCA010605.doc               06/05/01 3:26 PM

AT&T LOCAL SERVICES - PRIME INTERCONNECT SERVICE               AWS 8YYSTP010501.doc            05/17/01 6:05 PM
TERMS AND PRICING ATTACHMENT

AT&T TELECONFERENCE WEB MEETINIG SERVICES SERVICE              AWS TELCON-WEBMEET              6/5/01 12:40 PM
ORDER ATTACHMENT                                               SOA 010605

AT&T MANAGED INTERNET SERVICES TERMS AND PRICING               AWS MIS MCA STP010606           6/6/01 6:50 PM
ATTACHMENT

AT&T MANAGED INTERNET SERVICES ADDENDUM PRICING                MIS-AWS-010606                  6/6/01 7:49 PM
SCHEDULE - APPENDIX A

--------------------------------------------------------------------------------
CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ, UNDERSTANDS AND AGREES TO EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THAT THE INDIVIDUAL SIGNING THIS AGREEMENT IS DULY AUTHORIZED TO DO SO.
--------------------------------------------------------------------------------

AT&T WIRELESS SERVICES, INC.               AT&T CORP.

By: /s/ Gregory L. Slemons                  By: /s/ Barbara P. Peda
    --------------------------------           --------------------------------
    (Authorized Customer Signature)              (Authorized AT&T Signature)


    Gregory L. Slemons, Sr. VP                Barbara P. Peda, Sr. Vice Pres.
------------------------------------        -----------------------------------
  (Typed or Printed Name and Title)         (Typed or Printed Name and Title)

Date: 6-6-01                                     Date: 6-6-01




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                                                                          Page 1
                          GENERAL TERMS AND CONDITIONS


1. PROVISION OF SERVICES. CUSTOMER hereby orders and AT&T hereby agrees to provide the AT&T services described in the Attachment(s) to this Agreement (the "Services"). AT&T is not responsible for the quality of transmission or signaling on CUSTOMER's side of the network interface between AT&T and CUSTOMER. Service is furnished subject to the availability of the service components required, and subject to operational and systems constraints.

2. BILLING AND PAYMENT FOR THE SERVICES. Except as may be provided in an Attachment, AT&T will send a single monthly bill for each of the Services to one location designated by CUSTOMER. CUSTOMER is liable for all amounts due to AT&T under this Agreement. Payment in U.S. currency is due within thirty days after the bill date, except as otherwise provided below with respect to Billing Disputes.

3. NON-PAYMENT. AT&T may add interest charges to any past due amounts at the lower of 12.0% per year or the maximum rate allowed by law. CUSTOMER shall reimburse AT&T for reasonable attorney's fees and any other costs associated with collecting delinquent or dishonored payments. Restrictive endorsements or other statements on checks accepted by AT&T will not apply.

4. BILLING DISPUTES. To dispute a charge on a bill, CUSTOMER must identify the specific charge in dispute and provide a full written explanation of the basis for the dispute using a standard AT&T billing dispute form within 90 days after the bill date. CUSTOMER may withhold payment of a charge subject to a good faith dispute provided: (a) CUSTOMER submits the billing dispute, using a standard AT&T billing dispute form, within thirty days after the bill date; (b) CUSTOMER pays the undisputed portion of all charges; and (c) CUSTOMER cooperates reasonably with AT&T's efforts to investigate and resolve the dispute. If AT&T determines a disputed charge was billed in error, AT&T shall issue a credit to reverse the amount incorrectly billed. If AT&T determines a disputed charge was billed correctly, payment shall be due from CUSTOMER within five days after AT&T advises CUSTOMER in writing that the dispute is denied.

5. DEPOSITS. Using its Deposit standards, AT&T has assessed and CUSTOMER shall pay the Initial Deposit amount specified on the Cover Sheet before Services are provided. AT&T may require CUSTOMER, during the term of this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion. AT&T will rely upon commercially reasonable factors to determine the need for and amount of any deposit. These factors may include, but are not limited to, payment history, number of years in business, history of service with AT&T, bankruptcy history, current account treatment status, financial statement analysis, and commercial credit bureau rating, as well as commitment levels and anticipated monthly charges. Any deposit will be held by AT&T as a guarantee for the payment of charges. A deposit does not relieve CUSTOMER of the responsibility for the prompt payment of bills. Interest (at the rate of 6% per year or such other rate as is applicable by law) will be paid to CUSTOMER for any period that a cash deposit is held by AT&T.

6. OBLIGATIONS REGARDING TAXES. CUSTOMER shall pay any applicable local, state and federal taxes, levied upon the sale, installation, use or provision of the Services, except to the extent customer provides a valid tax exemption certificate to AT&T prior to the delivery of Services. CUSTOMER shall not be required to pay any taxes assessed on AT&T's income. Gross Receipts Taxes will be charged to CUSTOMER in the same manner as that provided in AT&T Tariff F.C.C. No. 1, Section 2.5.14, as amended from time to time.

7. CUSTOMER IS A CARRIER. CUSTOMER certifies it is a "common carrier" as defined in the Communications Act of 1934 (see Sections 153(10) and 211), with all required state and federal operating authority.

8. RESPONSIBILITIES OF CUSTOMER. CUSTOMER is responsible for interfacing and communicating with its End Users, for placing any orders, and for assuring that it and any Intermediate Providers comply with the provisions of this Agreement and with all applicable federal and state laws and regulatory requirements with respect to the Services. CUSTOMER is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove service components.

9. SOFTWARE. AT&T grants CUSTOMER a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to this Agreement (collectively, "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. CUSTOMER will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software. CUSTOMER shall not copy or download the Software, except to the extent expressly provided otherwise in the applicable documentation for the Service or in a writing signed by AT&T. Any copy must contain the same copyright notices and proprietary markings as the original Software. CUSTOMER agrees

                                                                          Page 2
                          GENERAL TERMS AND CONDITIONS


to comply with any additional restrictions that are provided with any Third-Party Software. The term of the license granted with respect to any Software shall be coterminous with the Attachment which covers the Software. CUSTOMER shall assure that its Users comply with the terms and conditions of this Section.

10. WARRANTY WITH RESPECT TO SOFTWARE. AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of ninety (90) days beginning on the date of delivery of the AT&T Software to CUSTOMER. If CUSTOMER returns to AT&T, within the ninety
(90) day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by CUSTOMER or Users.

11. ABUSE OF SERVICE. The abuse of Service is prohibited. Using Service or permitting Service to be used in the following ways constitutes abuse:(a) interfering unreasonably with the use of AT&T service by others or the operation of the AT&T network; (b) carrying calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to domestic locations for which AT&T's cost of terminating switched access (based on the published access rates of the incumbent local exchange companies) is above AT&T's price for the call under this Agreement (after application of discounts); (c) subjecting AT&T personnel or non-AT&T personnel to hazardous conditions; (d) attempting to avoid the payment, in whole or in part, of any charges by any means or device (non-payment of billed charges will not be considered abuse of service for purposes of this Section); or (e) using the Services or displaying or transmitting Content in a manner that violates any applicable law or regulation. In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may immediately restrict, suspend or discontinue providing Service or prevent the display or transmission of Content, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. To the extent doing so does not interfere with its ability to prevent abuse of Service (to be determined in AT&T's reasonable judgment), AT&T will attempt to notify CUSTOMER before taking such action, and will attempt to limit any restriction, suspension or discontinuance under this Section to the locations, Content, or Services with respect to which the abuse is taking place.

12. DEFAULT. If a party breaches any material term of this Agreement and the breach continues unremedied for 60 days after written notice of default, the other party may terminate for cause any Attachment materially affected by the breach. If CUSTOMER is in breach of its payment obligations (including failure to pay a required deposit), and fails to make payment in full within 5 days after receipt of written notice of default, AT&T may, at its option, terminate the Agreement, terminate affected Attachments, suspend Service under the affected Attachments, and/or require a deposit, advanced payment, or other satisfactory assurances in connection with any or all Attachments as a condition of continuing to provide Services; except that AT&T will not take any such action as a result of CUSTOMER's non-payment of a charge subject to a timely billing dispute, unless AT&T has reviewed the dispute and determined that the charge is correct. An Attachment may be terminated by either party immediately upon written notice if the other party has become insolvent or involved in a liquidation or termination of its business, or adjudicated bankrupt, or been involved in an assignment for the benefit of its creditors. CUSTOMER shall be liable to AT&T for Termination Charges, as specified in a terminated Attachment, in the event that AT&T terminates an Attachment as a result of a breach by CUSTOMER. Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement.

13. NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. AT&T DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

14. LIMITATION OF LIABILITY. EITHER PARTY'S ENTIRE LIABILITY, AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY

                                                                          Page 3
                          GENERAL TERMS AND CONDITIONS


SERVICE OR PERFORMANCE OR NON-PERFORMANCE OF OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:

(a) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR A BREACH OF THE PROVISIONS OF SECTION 17 (USE OF MARKS), THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;

(b) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH ABOVE UNDER THE HEADING WARRANTY WITH RESPECT TO SOFTWARE;

(c) FOR INDEMNITY, THE REMEDIES SET FORTH BELOW UNDER THE HEADING
INDEMNIFICATION;

(d) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY 12-MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE 3 MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED.

EXCEPT TO THE EXTENT PROVIDED UNDER THIS AGREEMENT WITH RESPECT TO INDEMNIFICATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND, OR INCREASED COST OF OPERATIONS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL AT&T BE LIABLE FOR ANY CLAIM OR DAMAGES CAUSED BY OR ARISING OUT OF:

(i) ANY ACT OR OMISSION (INCLUDING WITHOUT LIMITATION UNAUTHORIZED USE, THEFT, ALTERATION, LOSS OR DESTRUCTION OF SERVICE OR THE APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS OF CUSTOMER, AN END USER OR ANY THIRD PARTY) OF CUSTOMER, AN INTERMEDIATE PROVIDER, AN END USER, OR ANOTHER THIRD PARTY,

(ii) EXCEPT AS OTHERWISE PROVIDED IN AN ATTACHMENT, SERVICE INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS, OR

(iii) INTEROPERABILITY, INTERACTION OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES.

THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY, AND SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). NOTHING IN THIS SECTION LIMITS CUSTOMER'S RESPONSIBILITY FOR THE PAYMENT OF CHARGES DUE AS PROVIDED IN THIS AGREEMENT.

15. FORCE MAJEURE. Neither party nor its Affiliates or subcontractors shall be liable to the other party for any delay, failure in performance, loss or damage due to force majeure conditions such as fire, explosion, power blackout, earthquake, volcanic action, flood, hurricane, the elements, strike, embargo, labor disputes, civil or military authority, war, acts of God, acts or omissions of other carriers (except, for CUSTOMER, the acts of omissions of its Intermediate Providers), acts of regulatory or governmental agencies, or other causes beyond their reasonable control, except that CUSTOMER's obligation to pay for services provided shall not be excused. Changes in economic, business or competitive conditions are not force majeure conditions. If CUSTOMER is unable to meet its commitments as a direct result of a force majeure condition, CUSTOMER may suspend its commitments for one full billing month (or longer, with AT&T's written consent, which shall not be unreasonably withheld). The effect of such a suspension of commitment will be to exclude the affected month(s) from all calculations affecting the CUSTOMER's commitments and to extend the term of this Agreement by the same number of months. CUSTOMER must provide notice to AT&T of the force majeure condition giving rise to the right to suspend commitments within 30 days after its occurrence.

16. INDEMNIFICATION. CUSTOMER shall indemnify, defend, and hold harmless AT&T and its Affiliates, directors, officers, employees, agents, successors and assigns from any and all claims, damages and expenses whatsoever (including reasonable attorneys' fees) arising on account of or in connection with CUSTOMER's use, resale or sharing of the Services, including but not limited to:
(a) claims for libel, slander, invasion of privacy; (b) claims for infringement of copyright arising from any communication using the Services; (c) claims arising from any failure, breakdown, interruption or

                                                                          Page 4
                          GENERAL TERMS AND CONDITIONS

deterioration of service provided by AT&T to CUSTOMER or by CUSTOMER to End Users or Intermediate Providers; (d) claims arising from CUSTOMER's marketing efforts; and (e) claims of patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. AT&T shall indemnify, defend, and hold harmless CUSTOMER and its Affiliates, directors, officers, employees, agents, successors and assigns from all claims of patent infringement arising solely from the use of the Services. CUSTOMER's indemnification obligations do not apply to claims for damages to real or tangible personal property or for bodily injury or death negligently caused by AT&T.

17. USE OF MARKS. Nothing in this Agreement creates in a party any rights in the other party's trade names, trademarks, service marks or any other intellectual property. Either party may use the other party's trade names, trademarks, or service marks only to the extent such use is not prohibited by this Agreement and is otherwise permitted by law (including but not limited to the Lanham Act). In no event shall either party use or display, in advertising or otherwise, any of the other party's logos, trade dress, trade devices or other indicia of origin, or any confusingly similar logos, trade dress, trade devices or indicia of origin. CUSTOMER will not conduct business under any AT&T corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol that serves to identify and distinguish AT&T from its competitors, or under any confusingly similar corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol. CUSTOMER will not indicate or imply to any other party that CUSTOMER is affiliated with AT&T, that CUSTOMER is authorized by AT&T to sell or provide service to them, that CUSTOMER is providing (or will provide) service to such party jointly or in collaboration or partnership with AT&T, or as the agent of AT&T, or that service provided by CUSTOMER or another carrier is provided by AT&T. Except to the limited extent (if any) as may be required under law, neither CUSTOMER nor an Intermediate Provider shall indicate or imply to any existing or potential End User (or Intermediate Provider) that any portion of the service provided to the End User (or Intermediate Provider) by CUSTOMER or the Intermediate Provider is provided by AT&T or is carried over the AT&T network or AT&T facilities.

18. RELATIONSHIP OF THE PARTIES. The relationship between the parties shall be that of independent contractors and not of principal and agent, employer and employee, franchiser and franchisee, partners or joint venturers. This Agreement does not establish CUSTOMER as a dealer, distributor or franchisee of AT&T, and no fee is being paid to AT&T to enter into this Agreement.

19. CONFIDENTIAL INFORMATION DEFINED. "Confidential Information" consists of the following: all information disclosed by one party or its agent or representative (the "Disclosing Party") to the other party or its agent or representative (the "Receiving Party") in connection with this Agreement regarding the telecommunications needs of CUSTOMER and/or the telecommunications offerings of AT&T, to the extent that (a) for information disclosed in written, graphic or other tangible form, it is designated by appropriate markings to be confidential or proprietary or (b) for information disclosed orally, it is both identified as proprietary or confidential at the time of disclosure and summarized in a writing so marked within 15 business days following the oral disclosure. Notwithstanding the foregoing, all written or oral pricing and contract proposals exchanged between the parties shall be Confidential Information, whether or not so designated. Confidential Information is the property of the Disclosing Party and shall be returned to the Disclosing Party upon request. This Agreement is Confidential Information as to which each party is both a Disclosing Party and a Receiving Party. Information made known to the public by the Disclosing Party or a third party, or previously known to the Receiving Party free of any obligation to keep it confidential, or independently developed by the Receiving Party, shall not be Confidential Information.

20. CONFIDENTIALITY OBLIGATIONS. A Receiving Party shall hold all Confidential Information in confidence from the time of disclosure until at least 2 years following the termination of this Agreement. During that period, the Receiving
Party: (a) shall use such Confidential Information only for the purposes of performing this Agreement and using the Services; (b) shall reproduce such Confidential Information only to the extent necessary for such purposes; (c) shall restrict disclosure of such Confidential Information to employees that have a need to know for such purposes; (d) shall advise those employees of the obligations of this Agreement; (e) shall not disclose Confidential Information to any third party without prior written approval of the Disclosing Party except as expressly provided in this Agreement; and (f) shall use at least the same degree of care (in no event less than reasonable care) as it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Confidential Information.

21. PUBLICITY. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

                                                                          Page 5
                          GENERAL TERMS AND CONDITIONS

22. ALTERNATIVE DISPUTE RESOLUTION. The parties will attempt to settle any claim for non-payment of charges or recovery of overpayment of charges for the Services (hereinafter a "Billing Dispute"), through good faith negotiations. The parties may agree to submit a Billing Dispute to non-binding mediation. At any time, the party seeking payment may submit a notice of arbitration of a Billing Dispute for arbitration under the United States Arbitration Act pursuant to the terms of this Section and the Non-Administered Arbitration Rules of the CPR Institute for Dispute Resolution ("CPR"), to the extent such rules do not conflict. The Arbitration will be held in New York, New York, or any other location selected by mutual agreement of the parties. The arbitrator shall not have the power to award any damages in excess of the limits set forth in or excluded under the limitations of liability provided in this Agreement. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The arbitrator shall strictly limit discovery to the production of documents directly relevant to the facts alleged in the notices of arbitration and defense. If depositions are required, the arbitrator shall permit each Party to conduct an equal number of depositions (not to exceed five per side), with equal limits on the number of deposition hours for each Party (not to exceed 7 per deposition). If an evidentiary hearing is held, each Party's presentation of its case shall be limited to three (3) days. Requests for temporary injunctive relief may be submitted to a court of competent jurisdiction if the arbitrator has not yet been appointed, but the arbitrator shall have the authority to modify any injunctive relief granted by such a court. The arbitration award shall be made final within eight months of filing of the notice of arbitration and judgment upon the award may be entered in any court having competent jurisdiction. All participants and the arbitrator shall hold the existence, content and results of mediation and arbitration in confidence, except as necessary to enforce a final settlement agreement or to enforce an arbitration award. Each party shall bear its own expenses and equally share expenses related to the compensation of the arbitrator. The arbitrator's award shall be in writing and shall state the reasons for the award.

23. TIME TO BRING CLAIMS. Any initial demand for arbitration pursuant to this Agreement, and any legal action arising under this Agreement, must be initiated within two years after the cause of action arises.

24. NOTICES. All notices under this Agreement shall be in writing and shall be made: (a) by personal delivery; (b) by certified or registered mail, postage prepaid return receipt requested, (c) by overnight delivery, or (d) by facsimile transmission. Notice shall be sent to the individuals identified on the Cover Sheet (at the address and/or fax number designated for notice), or to such other individual, address or fax number as a party may designate by notice to the other party.

25. EQUIPMENT. AT&T shall retain title to all of its equipment and facilities used to provide service under this Agreement. CUSTOMER will pay reasonable shipping charges for delivery to CUSTOMER's premises of AT&T equipment used to provide Service under this Agreement. CUSTOMER is liable to AT&T for the replacement cost of any AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft.

26. EXPORT REGULATIONS. The parties acknowledge that the Services may be subject to U.S. export laws and regulations. If requested, CUSTOMER will sign assurances and other export-related documents required for AT&T to comply with U.S. export regulations.

27. QUALITY MONITORING. CUSTOMER authorizes AT&T to monitor and record calls to AT&T concerning the Services for training and quality control purposes.

28. ASSIGNMENT. This Agreement may not be assigned by either party except that either party may assign its rights or delegate its duties under this Agreement to an Affiliate of that party.

29. NO THIRD PARTY BENEFICIARIES. This Agreement does not expressly or implicitly provide any third party (including but not limited to End Users and Intermediate Providers) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

30. NON-WAIVER. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

31. SEVERABILITY. If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall immediately begin negotiations to replace any invalid or unenforceable portions that are essential parts of this Agreement.

32. SURVIVAL OF TERMS. The rights and obligations of either party that by their nature would continue beyond the termination or expiration of this Agreement shall survive termination or expiration of this Agreement. For example, the provisions of this Agreement regarding Confidentiality shall remain in effect for 2 years following termination of this Agreement and the provisions of this Agreement regarding arbitration, use of Marks, indemnification, and/or limitation of liability shall survive termination of this Agreement as to any cause of action arising under the Agreement.

                                                                          Page 6
                          GENERAL TERMS AND CONDITIONS


33. CHOICE OF LAW. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement, except to the extent superceded by federal law. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

34. AMENDMENT. No amendment, supplement, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by authorized representatives of both parties.

35. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements or understandings, whether written or oral, concerning the Services or the parties' rights or obligations relating to the Services. Any prior representations, promises, inducements or statements of intent regarding the Services that are not embodied in this Agreement are of no effect.

36. DEFINITIONS. The following definitions apply in addition to the definitions set forth elsewhere in this Agreement:

"Affiliate" - any entity that controls, is controlled by or is under common control with a party.

"Content" - information made available, displayed or transmitted in connection with a Service (including information made available by means of an HTML "hot link", a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

"End User" or "User" - the entity that uses the service furnished under this Agreement for its own use, and not for purposes of providing telecommunications services to others.

"Intermediate Provider" - any provider or other intermediary (other than CUSTOMER or its agents or employees) in the sales chain between CUSTOMER and an End User.

"Tariff" - the AT&T Tariffs identified in the Attachments, and the successor documents of general applicability that replace such tariffs in the event of detariffing.

If not otherwise defined, capitalized terms shall be defined as provided in AT&T's Tariffs.


                          End of Terms and Conditions

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 1 of 9



                  SUPPLEMENTAL TERMS AND CONDITIONS ATTACHMENT

CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:      ___________________         (by CUSTOMER)

                                     ___________________         (by AT&T)
================================================================================

The General Terms and Conditions of the Agreement are hereby revised as follows:

1.   Section 1 is deleted in its entirety and replaced with the following:

          1S. PROVISION OF SERVICES. CUSTOMER hereby orders and AT&T hereby agrees to provide the AT&T services described in the Attachment(s) to this Agreement (the "Services"). AT&T is not responsible for the quality of transmission or signaling on CUSTOMER's side of the network interface between AT&T and CUSTOMER. Service is furnished subject to the availability of the service components required, and subject to operational and systems constraints; provided that AT&T will comply with the Service Level Agreements applicable to each Service.

2.   Section 2 is deleted in its entirety and replaced with the following:

          2S. BILLING AND PAYMENT FOR THE SERVICES. Except as may be provided in an Attachment, AT&T will send a single monthly bill for each of the Services to one location designated by CUSTOMER. At CUSTOMER's request, AT&T will review the billing capabilities applicable to the various Services with CUSTOMER (including the level of billing detail available, type of billing media, and bill delivery options). CUSTOMER is liable for all amounts due to AT&T under this Agreement. Payment in U.S. currency is due within thirty days after the bill date, except as otherwise provided below with respect to Billing Disputes.

3.   Section 3 is deleted in its entirety and replaced with the following:

          3S. NON-PAYMENT. AT&T may add interest charges to any amounts not paid within 45 days after the bill date at the lower of 12.0% per year or the maximum rate allowed by law, except that no interest will apply in connection with failure to pay charges for Services for which CUSTOMER or its Affiliate is the End User within 90 days of the bill date, to the extent such charges are specifically identified as being in dispute within such 90 day period in accordance with Section 4S. CUSTOMER shall reimburse AT&T for reasonable attorney's fees and any other costs associated with collecting

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 2 of 9


               delinquent or dishonored payments (this requirement does not apply with respect to charges withheld in connection with a bona fide dispute). Restrictive endorsements or other statements on checks accepted by AT&T will not apply.

4.   Section 4 is deleted in its entirety and replaced with the following:

          4S. BILLING DISPUTES. To dispute a charge on a bill, CUSTOMER must identify the specific charge in dispute and provide a written explanation of the basis for the dispute. CUSTOMER may withhold payment of a charge subject to a good faith dispute provided: (a) CUSTOMER submits the billing dispute within thirty days after the bill date; (b) CUSTOMER pays the undisputed portion of all charges; and (c) CUSTOMER cooperates reasonably with AT&T's efforts to investigate and resolve the dispute. If CUSTOMER pays a billed charge for Services for which CUSTOMER or its Affiliate is the End User within 45 days of the bill date, and thereafter (but in all events within 90 days of the bill date) specifically identifies that charge as being in dispute and provides a written explanation of the basis for the dispute, CUSTOMER may set off the amount of such disputed charge from other charges due to AT&T. If AT&T determines a disputed charge was billed in error, AT&T shall issue a credit to reverse the amount incorrectly billed. If AT&T determines a disputed charge was billed correctly, payment shall be due from CUSTOMER within five days after AT&T advises CUSTOMER in writing that the dispute is denied. Any such determination by AT&T or payment by CUSTOMER will be without prejudice to CUSTOMER's right to invoke the Alternative Dispute Resolution set forth in Section 22 with respect to such dispute.

5.   Section 5 is deleted in its entirety and replaced with the following:

          5S. DEPOSITS. CUSTOMER shall not be required to pay any Initial Deposit. AT&T may require CUSTOMER, during the term of this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion, but not to exceed three months' worth of charges under this Agreement. AT&T will rely upon commercially reasonable factors to determine the need for and amount of any deposit. These factors may include, but are not limited to, payment history, number of years in business, history of service with AT&T, bankruptcy history, current account treatment status, financial statement analysis, and commercial credit bureau rating, as well as commitment levels and anticipated monthly charges. Any deposit will be held by AT&T as a guarantee for the payment of charges. A deposit does not relieve CUSTOMER of the

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 3 of 9


               responsibility for the prompt payment of bills. Interest (at the rate of 6% per year or such other rate as is applicable by law) will be paid to CUSTOMER for any period that a cash deposit is held by AT&T. In the event that CUSTOMER is required to post a deposit, AT&T will revisit the need for a deposit every six months and, using the same criteria for determining whether a deposit is required in the first instance. In the event that a deposit is no longer required, AT&T will return the deposit and accumulated interest to CUSTOMER.

6.   Section 8 is deleted in its entirety and replaced with the following:

          8S. RESPONSIBILITIES OF CUSTOMER. CUSTOMER is responsible for interfacing and communicating with its End Users, for placing any orders, and for assuring that it and any Intermediate Providers comply with the provisions of this Agreement and with all applicable federal and state laws and regulatory requirements with respect to the Services. CUSTOMER is responsible for arranging premises access at any reasonable time upon reasonable prior request, so that AT&T personnel may install, repair, maintain, inspect or remove service components.

7.   Section 11 is deleted in its entirety and replaced with the following:

          11S. ABUSE OF SERVICE. The abuse of Service is prohibited. Using
               Service or permitting Service to be used in the following ways constitutes abuse: (a) interfering unreasonably with the use of AT&T service by others or the operation of the AT&T network; (b) with respect to voice services provided at aggregated rates (i.e., combined rate for transport and access), carrying calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to domestic locations for which AT&T's cost of terminating switched access (based on the published access rates of the incumbent local exchange companies) is above AT&T's price for the call under this Agreement (after application of discounts) (provided that the parties do not intend this provision to be triggered as a result of the actual calling patterns of End Users when such calling patterns reasonably reflect the calling patterns across CUSTOMER's entire network); (c) with respect to voice services provided at aggregated rates (i.e., combined rate for transport and access), segregating traffic to deliver higher cost interLATA calls to AT&T under this Agreement and lower cost interLATA calls to another carrier (or to AT&T under a different arrangement);
               (d) subjecting AT&T personnel or non-AT&T personnel to hazardous conditions;

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 4 of 9


               (e) attempting to avoid the payment, in whole or in part, of any charges by any means or device (non-payment of billed charges will not be considered abuse of service for purposes of this Section); or (f) using the Services or displaying or transmitting Content in a manner that violates any applicable law or regulation. In any instance in which AT&T believes in good faith that there is abuse of Service as set forth in Section 11(a), 11(d) or 11(e) above, AT&T may immediately restrict, suspend or discontinue providing Service, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. To the extent doing so does not interfere with its ability to prevent abuse of Service (to be determined in AT&T's reasonable judgment), AT&T will contact CUSTOMER before taking such action. In any instance in which AT&T believes in good faith that there is abuse of Service as set forth in Section 11(b), 11(c) or 11(e), AT&T shall provide written notice to Customer such abuse of Service. If such abuse of Service continues unremedied for 10 days after such notice, AT&T may immediately restrict, suspend or discontinue providing Service or prevent the display or transmission of Content, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. AT&T will attempt to limit any restriction, suspension or discontinuance under this Section to the locations, Content, or Services with respect to which the abuse is taking place, and will promptly restore Service once the abuse issue has been resolved.

8.   Section 14 is deleted in its entirety and replaced with the following:

          14S. LIMITATION OF LIABILITY. EITHER PARTY'S ENTIRE LIABILITY, AND THE
               OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR PERFORMANCE OR NON-PERFORMANCE OF OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:

               (a) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR A BREACH OF THE PROVISIONS OF SECTION 17 (USE OF MARKS), THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;

               (b) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH ABOVE UNDER THE HEADING WARRANTY WITH RESPECT TO SOFTWARE;

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 5 of 9


               (c) FOR INDEMNITY, THE REMEDIES SET FORTH BELOW UNDER THE HEADING INDEMNIFICATION;

               (d) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY 12-MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE 3 MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED.

          EXCEPT TO THE EXTENT PROVIDED UNDER THIS AGREEMENT WITH RESPECT TO INDEMNIFICATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND, OR INCREASED COST OF OPERATIONS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL AT&T BE LIABLE FOR ANY CLAIM OR DAMAGES CAUSED BY OR ARISING OUT OF:

               (i) ANY ACT OR OMISSION (INCLUDING WITHOUT LIMITATION UNAUTHORIZED USE, THEFT, ALTERATION, LOSS OR DESTRUCTION OF SERVICE OR THE APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS OF CUSTOMER, AN END USER OR ANY THIRD PARTY) OF CUSTOMER, AN INTERMEDIATE PROVIDER, AN END USER, OR ANOTHER THIRD PARTY OUTSIDE OF AT&T'S CONTROL,

               (ii) EXCEPT AS OTHERWISE PROVIDED IN AN ATTACHMENT, SERVICE INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS FOR SERVICES PROVIDED UNDER THIS AGREEMENT, OR

               (iii) INTEROPERABILITY, INTERACTION OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES.

          THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY, AND SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). NOTHING IN THIS SECTION LIMITS

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 6 of 9


          CUSTOMER'S RESPONSIBILITY FOR THE PAYMENT OF CHARGES DUE AS PROVIDED IN THIS AGREEMENT.

9.   Section 16 is deleted in its entirety and replaced with the following:

          16S. INDEMNIFICATION. CUSTOMER shall indemnify, defend, and hold harmless AT&T and its Affiliates, directors, officers, employees, agents, successors and assigns from any and all claims, damages and expenses whatsoever (including reasonable attorneys' fees) arising on account of or in connection with CUSTOMER's use, resale or sharing of the Services, including but not limited to:
               (a) claims for libel, slander, invasion of privacy; (b) claims for infringement of copyright arising from any communication using the Services; (c) claims arising from any failure, breakdown, interruption or deterioration of service provided by AT&T to CUSTOMER or by CUSTOMER to End Users or Intermediate Providers ("Service Claims"), provided that CUSTOMER will have no obligation to indemnify AT&T against Service Claims to the extent each of the following conditions are met with respect to such claims -- (i) such claims are for direct damages, (ii) such claims arise from AT&T's gross negligence or willful misconduct and (iii) CUSTOMER is not in breach of its obligation under
               Section 37S (this provision does not affect CUSTOMER's obligation to defend AT&T against all Service Claims); (d) claims to the extent arising from CUSTOMER's marketing efforts; and (e) claims of patent infringement or other claims of intellectual property infringement to the extent such claims arise from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. CUSTOMER's indemnification obligations do not apply to claims for damages to real or tangible personal property or for bodily injury or death negligently caused by AT&T.

               AT&T shall indemnify, defend, and hold harmless CUSTOMER and its Affiliates, directors, officers, employees, agents, successors and assigns from all claims of patent infringement or other claims of intellectual property infringement to the extent such claims arise solely from the use of the Services (provided that AT&T will have no obligation to indemnify against claims of patent infringement or other claims of intellectual property infringement to the extent such claims arise from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others). AT&T shall indemnify CUSTOMER and its Affiliates, directors, officers, employees, agents, successors and assigns from all Service Claims to the extent such claims (a) are for

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 7 of 9


               direct damages and (b) arise from AT&T's gross negligence or willful misconduct, provided that AT&T will have no obligation to indemnify CUSTOMER against Service Claims if CUSTOMER is in breach of its obligation under Section 37S. AT&T shall have the right to assume the responsibility for the defense of Service Claims against CUSTOMER for which AT&T has an indemnification obligation. The parties shall cooperate reasonably with each other in connection with the defense of any actions brought against both parties arising from Service Claims.

10.  Section 25 is deleted in its entirety and replaced with the following:

          25S. EQUIPMENT. AT&T shall retain title to all of its equipment and facilities used to provide service under this Agreement. If agreed by CUSTOMER prior to shipping, CUSTOMER will pay reasonable shipping charges for delivery to CUSTOMER's premises of AT&T equipment used to provide Service under this Agreement. CUSTOMER is liable to AT&T for the replacement cost of any AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft (except to the extent such loss is the result of the negligence, recklessness or willful misconduct of AT&T).

11.  The following definitions are added to Section 36:

               "Concert" - Concert Communications Company and it Affiliates.

               "Change of Control" - Change of Control as defined in the Separation and Distribution Agreement.

               "Distribution Date" - the Distribution Date as defined in the Separation and Distribution Agreement.

               "Concert Framework Agreement" - the Framework Agreement between AT&T and British Telecommunications plc dated as of October 23, 1998.

               "Separation and Distribution Agreement" - the Separation and Distribution Agreement, dated as of June 4, 2001, by and between AT&T and AT&T Wireless Services, Inc.

12.  A new Section 37S is added, as follows:

          37S. THIRD PARTY CLAIMS. CUSTOMER shall ensure that, to the extent permitted by applicable law, its contracts with Intermediate Providers and End Users limit the liability of AT&T to the Intermediate Provider or End User to the same extent as such contracts limit CUSTOMER's own liability.

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 8 of 9


13.  A new section 38S is added, as follows:

          38S. CHANGE OF CIRCUMSTANCES. If, due to a business downturn, a change in business operations or End User behavior, a corporate divestiture, or a network optimization using other AT&T services, which significantly reduces the volume of network services required by CUSTOMER under this Agreement, CUSTOMER will be unable, notwithstanding its best reasonable efforts, to avoid application of a Shortfall Charge or Non-Compliance Charge, AT&T and CUSTOMER will cooperate in determining whether any modifications to this Agreement are appropriate. Such mutually agreeable modifications may include, without limitation, changes to the revenue commitment, term commitment, rates and charges, and/or other provisions. This provision shall not apply to a change resulting from a decision by CUSTOMER to transfer portions of its service or projected growth to carriers other than AT&T. CUSTOMER must give AT&T written notice of an event it believes will trigger the application of this provision within 120 days after the event occurs.

14.  A new Section 39S is added, as follows:

          39S. JOINT STEWARDSHIP REVIEWS. Beginning no more than six months after the Agreement takes effect, and at approximately six-month intervals thereafter (or more often if the parties agree), the parties will engage in joint stewardship reviews to review each parties performance under this Agreement (including the status of performance against Monitoring Conditions and any adjustments thereto), developments in the telecommunications market (including prices and service capabilities), and CUSTOMER's expected telecommunications needs for the upcoming twelve months, and will determine whether any mutually agreeable changes to the charges or other terms and conditions of this Agreement are appropriate. No such changes will be effective unless a written amendment to this Agreement is executed by duly authorized representatives of both parties.

15.  A new Section 40S is added, as follows:

          40S. QUALITY. AT&T must comply with quality metrics to be agreed by the parties. The quality metrics will include overall network quality, provisioning and installation times, individual feature quality metrics, carrier (CARE) metrics, and a disaster recovery plan.

SUPPLEMENTAL TERMS AND CONDITIONS                                    Page 9 of 9


16.  A new Section 41S is added, as follows:

          41S. COMPETITIVENESS. The Services must remain competitive in feature availability. In the event that (1) CUSTOMER wishes to purchase a material service feature that is not available from AT&T or (2) a feature offered by AT&T is not materially competitive in nature or quality to a feature offered by another service provider, then CUSTOMER may purchase the feature from another service provider and such purchase will adjust the calculation of CUSTOMER's quantity commitments accordingly.

17.  A new Section 42S is added, as follows:

          42S. BILLING FLEXIBILITY. AT&T may use billing systems designed to support other services to prepare bills for the Services provided under this Agreement (for example, AT&T may use the VTNS billing system to support the Covered Services, as defined in the Terms and Conditions Attachment).

18.  A new Section 43S is added, as follows:

          43S. ALASKA-BASED SERVICES. The parties will negotiate in good faith to establish terms under which AT&T, or its Affiliate Alascom, Inc. will provide Services to CUSTOMER that will enable CUSTOMER to support its End Users needs and its own needs for long distance service originating in Alaska, subject to legal, regulatory, and operational constraints. The parties intend that such services will be provided on rates, terms and conditions substantially similar to those applicable to similar services provided under this Agreement, provided that the provision of such service on such rates terms and conditions does not materially and adversely affect AT&T or Alascom in the operation of their business with respect to other customers.

19.  A new Section 44S is added, as follows:

          44S. CHANGE OF CONTROL. In the event of a Change of Control of a party, the other party will have the right to terminate this Agreement without liability for such termination upon 12 months notice provided within 30 days after the Change of Control takes effect.

================================================================================
                                End of Attachment

AT&T FORMER AFFILIATE WHOLESALE                                      Page 1 of 6
SERVICE TERMS AND PRICING



      AT&T FORMER AFFILIATE WHOLESALE SERVICE TERMS AND PRICING ATTACHMENT

CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:  _____________________       (by CUSTOMER)

                                 _____________________       (by AT&T)
================================================================================

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

     A. AT&T FORMER AFFILIATE WHOLESALE SERVICE. AT&T Former Affiliate Wholesale Service, as described in the AT&T Former Affiliate Wholesale Service Description Attachment to the Agreement.

     B. AT&T FORMER AFFILIATE WHOLESALE SERVICE - DIRECTORY ASSISTANCE. AT&T Former Affiliate Wholesale Service - Directory Assistance, as described in the AT&T Former Affiliate Wholesale Service Description Attachment to the Agreement.

2. TERM. The Term of this Attachment is five (5) years. CUSTOMER may elect to extend the Term for up to three additional one-year periods, by providing notice to AT&T of such election at least three months prior to the date the Term would otherwise end in the absence of such extension. Upon expiration of the Term, this Attachment will remain in effect on a month-to-month basis (terminable by either party on thirty days' notice), and all rates and charges will be subject to change by AT&T upon thirty days' notice. The Term begins on the first day of the first calendar month on or after the Distribution Date (which day is referred to as the "Term Start Date").

3.   PURCHASING COMMITMENTS

     A.   MINIMUM ANNUAL VOLUME COMMITMENT.

          1. For the year 2001, CUSTOMER will buy (and will cause its Affiliates to buy) all domestic voice telecommunications services used to provide long distance mobility service exclusively from AT&T, except that CUSTOMER and its Affiliates may complete Committed OCC Purchases. Committed OCC Purchases are purchases of domestic voice services used to provide long distance mobility service from carriers other than AT&T to the extent such purchases are reasonably necessary to enable CUSTOMER to meet binding revenue or volume commitments to such carriers that were in existence as of October 31, 2000. For each year of the Term, the Minimum Annual Volume Commitment for domestic transport services (MAVC) will be equal to the number of minutes of such use for the year 2001, determined as of December

AT&T FORMER AFFILIATE WHOLESALE                                      Page 2 of 6
SERVICE TERMS AND PRICING


               31, 2001, subject to adjustment each year as described in Section 3.A.2 and in Section 6.B (Benchmarking).

          2. If the total minutes of domestic AT&T Former Affiliate Wholesale Service used by CUSTOMER in any year of the Term is less than the MAVC applicable for that year, CUSTOMER will be considered in Shortfall and the difference between the applicable MAVC and the total minutes of domestic AT&T Former Affiliate Wholesale Service used by CUSTOMER in that year will be referred to as the "Shortfall Amount". If CUSTOMER is in Shortfall, the Shortfall Amount will be added to the MAVC for the following year of the Term. If CUSTOMER is in Shortfall for the fifth year of the Term (or for any additional year of the term after the fifth year), CUSTOMER will pay a Shortfall Charge equal to the Shortfall Amount for such year of the Term times $0.01. In the event of a Change of Control of CUSTOMER, the MAVC will be changed to 90% of the total minutes of domestic AT&T Former Affiliate Wholesale Service used by CUSTOMER in the twelve full billing months immediately preceding the Change of Control and CUSTOMER's right to rollover the Shortfall Amount from one year to the next will terminate (except the MAVC will not be so changed and such rollover right shall not terminate if AT&T elects to terminate the entire Agreement as a result of such Change of Control). In the event such rollover right is terminated, if CUSTOMER is in Shortfall at the end of any year of the Term, CUSTOMER will pay a Shortfall Charge equal to the Shortfall Amount for such year of the Term times $0.01.

          3. If CUSTOMER elects to terminate this Agreement as a result of a Change of Control of AT&T, there will be no Shortfall for the year of the Term in which CUSTOMER provides notice of such termination. The twelve months following such notice will be deemed the last year of the Term, and the MAVC for that year will be equal to 90% of the MAVC (as adjusted) for the year in which such notice was provided. If CUSTOMER is in Shortfall at the end of the last year of the Term, CUSTOMER will pay a Shortfall Charge equal to the Shortfall Amount for such year times $0.01.

     B.   INTERNATIONAL COMMITMENT.

          1. Except as provided in Section 3.B.2. of this Attachment, CUSTOMER is required to obtain all of its requirements for international telecommunications services from AT&T during the Term to the same extent that AT&T is required to obtain all of its requirements for international telecommunications services from Concert under the terms of the Framework Agreement.

          2. In the event that CUSTOMER merges with or acquires another company, CUSTOMER will be required to obtain a percentage of its requirements for international telecommunications services from AT&T during the remainder of the Term. The required percentage shall be determined as of the effective date of the

AT&T FORMER AFFILIATE WHOLESALE                                      Page 3 of 6
SERVICE TERMS AND PRICING


               merger or acquisition as the quotient of the total international usage and recurring charges incurred by CUSTOMER for the three full billing months preceding the effective date of the merger or acquisition divided by the total international usage and recurring charges incurred by CUSTOMER and by the merged or acquired company combined for the same period.

     C. RIGHT TO MATCH. From the beginning of the Term through December 31, 2003, AT&T will have a right of first refusal to match all offers by other service providers for domestic transport and termination voice telecommunications service with respect to contracts for CUSTOMER's traffic volumes in excess of the applicable MAVC. If AT&T matches such competitive offers with respect to such traffic volumes, CUSTOMER will accept AT&T's offer; provided that this right of first refusal will not apply to contracts covering up to 20% of CUSTOMER's traffic volumes in excess of the applicable MAVC. From January 1, 2004 through the end of the Term, AT&T will have the right to bid with respect to contracts for CUSTOMER's traffic volumes in excess of the applicable MAVC. Such right of first refusal and right to bid will be subject to currently existing CUSTOMER contracts or contracts that CUSTOMER may assume through merger or acquisition activity. In the event of a Change of Control of AT&T, AT&T's right of first refusal and right to bid under this provision will terminate (except such rights shall not terminate if CUSTOMER elects to terminate the entire Agreement as a result of such Change of Control).

4. RATES AND CHARGES. The rates for Services provided under this Attachment are as provided in Schedule 1 (Rates) to this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Attachment, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, or any other governmental entity or authority, concerning (i) compensation of payphone service providers, (ii) universal service fund ("USF") charges,
     (iii) presubscribed interexchange carrier charges ("PICCs"), or (iv) other governmental charges or fees imposed in connection with the provision of Services, or to reasonably reflect charges or payment obligations imposed on AT&T related to termination of domestic calls to mobile numbers. Any change in rates under this provision will be reasonably designed to recover AT&T's costs associated with the charges or obligations imposed on AT&T giving rise to the right to change such rates (subject to operational constraints and billing capabilities). Rate changes (upward and downward) will be applied to CUSTOMER in the same manner as applied generally to other AT&T customers.

5. MONITORING CONDITIONS. CUSTOMER must satisfy the following Monitoring Conditions which will be monitored as of each semi-annual anniversary of the Term Start Date, as provided in the AT&T Former Affiliate Service Description Attachment. Unless otherwise specified below, the Monitoring Period consists of the six months immediately preceding the

AT&T FORMER AFFILIATE WHOLESALE                                      Page 4 of 6
SERVICE TERMS AND PRICING


     semi-annual anniversary of the Term Start Date. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any Monitoring Period, CUSTOMER will pay a Non-compliance Charge as specified.

     A. The number of intrastate minutes of use of AT&T Former Affiliate Wholesale Service shall not be more than 20% of the total domestic minutes of use AT&T Former Affiliate Wholesale Service. The Non-Compliance Charge will be $0.02 for each intrastate minute of use of AT&T Former Affiliate Wholesale Service in excess of 20% of the total domestic minutes of use AT&T Former Affiliate Wholesale Service during the Monitoring Period.

     B. The number of domestic minutes of use of AT&T Former Affiliate Wholesale Service originating over a switched access arrangement (rather than over direct connect trunks) shall not be more than 5% of the total number of domestic minutes of use of AT&T Former Affiliate Wholesale Service during the Monitoring Period. The Non-Compliance Charge will be $0.01 for each minute of use of AT&T Former Affiliate Wholesale Service originating over a switched access arrangement in excess of 5% of the total number of domestic minutes of use of AT&T Former Affiliate Wholesale Service during the Monitoring Period.

6.   CLASSIFICATIONS, PRACTICES AND REGULATIONS

     A. DETARIFFING. If during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation, unless modified by this Attachment or the Agreement.

     B.   BENCHMARKING.

          1. During the last four months of each year of the Term (except for the last), CUSTOMER may initiate a Benchmarking Review by providing credible evidence of pricing or offers from other top tier providers (i.e., from any RBOC or any of the other top three providers of long distance voice service, as measured by total annual domestic minutes of use) for domestic voice transport and termination services under similar terms and conditions to those applicable to the Services provided under this Attachment. In the event of a Change of Control of CUSTOMER, CUSTOMER may initiate a Benchmarking Review during the two months preceding each semi-annual anniversary of the Term Start Date instead of during the last four months of each year of the Term (unless AT&T elects to terminate the entire Agreement as a result of such Change of Control).

AT&T FORMER AFFILIATE WHOLESALE                                      Page 5 of 6
SERVICE TERMS AND PRICING


          2. If CUSTOMER would realize an overall `net economic benefit' (the net economic benefit to CUSTOMER will be determined based on the net cost to CUSTOMER under the terms of the competitive offer, compared to the net cost to CUSTOMER under the terms of this Agreement, for the services subject to the competitive offer) under such a competitive offer as compared to buying service from AT&T under this Agreement, and AT&T does not elect to match the competitive offer, then CUSTOMER may reduce the MAVC for the following year by 110% of the number of minutes covered by the competitive offer, subject to the following percentage reduction caps (the percentage reduction caps are applied based on the original MAVC, without taking into account any adjustments to the
               MAVC):

                     Year for which MAVC may be reduced       Percentage Reduction Cap
                     ----------------------------------       ------------------------
                                   Year 2                                10%
                                   Year 3                                10%
                                   Year 4                                30%
                                   Year 5                               100%

          3. Benchmarking comparisons shall not be made to spot market pricing.

     C. PRICING REVIEW. The parties will conduct a pricing review under this provision beginning in the sixth month of the Term, and every sixth months thereafter. CUSTOMER's pricing for the Services provided under this Attachment will be the lowest prices charged by AT&T with respect to any customer (excluding governmental customers and AT&T Affiliates) that purchase the same services in reasonably comparable volumes and under reasonably comparable terms (including commitments and term) as CUSTOMER. In the event that AT&T charges lower pricing to another entity as described above, AT&T will provide the lower pricing to CUSTOMER, effective upon the end of the review. In the event of a Change of Control of CUSTOMER, this Section 6.C will terminate (except this Section 6.C shall not terminate if AT&T elects to terminate the entire Agreement as a result of such Change of Control).

     D. MIGRATION TO ALTERNATE SERVICE ARRANGEMENT. The parties will work together in good faith to reach agreement on the terms of an alternate domestic service arrangement that will be in closer alignment with wholesale market-based telecommunications service arrangements. The parties contemplate that such alternative arrangement will include disaggregated rates for originating access (direct connect trunks or switched access), transport, and termination. If the parties agree to such an alternate domestic service arrangement, CUSTOMER will be required to implement a CIC other than 0288 for all traffic carried across its network.

AT&T FORMER AFFILIATE WHOLESALE                                      Page 6 of 6
SERVICE TERMS AND PRICING


     E. WIRELESS TRAFFIC ONLY. CUSTOMER will use the services provided under this Attachment only for purposes of completing calls that are originated on its wireless telecommunications network for both fixed wireless and mobile applications.

7.   TERMINATION CHARGE.

     If CUSTOMER terminates this Attachment prior to the end of the Term (except for a termination due to AT&T's breach of the Agreement or due to a Change of Control of AT&T), or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge as provided in Schedule 1 (Rates). This Termination Charge will be AT&T's exclusive remedy for the termination of the Attachment or Service provided under this Attachment.


================================================================================
                                End of Attachment

AT&T Former Affiliate Wholesale Service                            Page 1 of 6
Service Description Attachment

                   AT&T FORMER AFFILIATE WHOLESALE SERVICE

                             1. SERVICE DESCRIPTION

1.1.   AT&T FORMER AFFILIATE WHOLESALE SERVICE

       (a) AT&T Affiliate Wholesale Service is an outbound voice telecommunications service designed to meet the needs of Former AT&T Affiliates that are internal users of the AT&T network. A Former AT&T Affiliate is an entity that (1) as of the date the Agreement is executed, is a wholly-owned subsidiary or an operating unit of AT&T Corp., (2) is engaged in the provision of Telecommunications Service (as defined in the Communications Act of 1935, as amended), and (3) as of the Effective Date, obtains access to the AT&T network as an internal user and is internally charged for its use of the AT&T network based on self-reported usage volumes.

       (b) AT&T Former Affiliate Wholesale Service calls are delivered to an AT&T Central Office* either (1) on a direct connect basis over a Feature Group D (FGD) Trunk between a CUSTOMER Switch** and the AT&T Central Office or (2)

--------

      * As used in this Agreement, an "AT&T Central Office" is an AT&T long distance Central Office in one of the forty-eight contiguous United States, the District of Columbia, or Hawaii which AT&T designates for AT&T Former Affiliate Wholesale Service capability.

      ** As used in this Attachment, a "CUSTOMER Switch" is a telecommunications switch that (1) is owned and operated by CUSTOMER, (2) is a traffic aggregation point, not a point of interface with an End User's telecommunications system (any existing telecommunications switch used by CUSTOMER as of November 20, 2000 for the routing of End User calls will be deemed to meet this portion of the definition of CUSTOMER Switch) (3) is used predominantly to provide telecommunications

AT&T Former Affiliate Wholesale Service                            Page 2 of 6
Service Description Attachment



              using a switched access arrangement through the switching facilities of a Local Exchange Carrier. AT&T Former Affiliate Wholesale Service calls are dialed and completed without the assistance of an AT&T operator, and do not include calling card calls, person-to-person calls, collect calls, third-number billed calls, conference calls, and calls to 500, 700 (except to the extent provided in this Attachment), 800, 8yy, 900 or other special Service Area Codes.

       (c)    Domestic Rates

       A Blended Usage Rate applies for the origination of calls (on a direct connect or switched access basis) and the domestic transport and termination of calls from the AT&T Central Office at which the call originates to the called number. The Blended Usage Rate is a single rate that applies to interstate and intrastate calls that terminate within the United States. The Blended Usage Rate is set forth in the Former Affiliate Wholesale Service Terms and Pricing Attachment.


-------------------

       services on a common carrier basis, and (4) utilizes signaling that adheres to all applicable standards and requirements as described in the following references:


       (a)for common channel signaling, all applicable standards and requirements (specifically including delivery of Charge Number, Calling Party Number and Originating Line Information parameters) set forth in
       (i) Bellcore GR-905-CORE, "Common Channel Signaling Network Interface Specification", (ii) ANSI T1.111-1996, "American National Standard for Telecommunications-Signaling System No.7 (SS7)-Message Transfer Part
       (MTP)", and (iii) ANSI T1.113-1995, "American National Standard for Telecommunications-SS7-ISDN User Part"; and


       (b) for either common channel signaling or EAMF signaling, all applicable standards and requirements set forth in Bellcore GR-690-CORE, "Exchange Access Interconnection FSD 20-24-0000".

AT&T Former Affiliate Wholesale Service                            Page 3 of 6
Service Description Attachment



       (d)    International Rates

       International Former Affiliate Wholesale Service calls will be subject to a Blended Domestic Origination Rate and an International Transport and Termination Rate.

              (1)    Blended Domestic Origination Rate

              The Blended Domestic Origination Rate applies for the origination of calls (on a direct connect or switched access basis) and the domestic transport of calls from the AT&T Central Office at which the call originates to the Concert International Gateway Switch in the United States. The Domestic Origination Rate is specified in the AT&T Former Affiliate Service Terms and Pricing Attachment.

              (2)    International Transport and Foreign Termination Rate

              The International Transport and Foreign Termination Rate for the termination of calls from the Concert International Gateway Switch in the United States to the point of termination outside the United States. Separate rates may apply for the termination of calls to mobile telephone numbers. The International Transport and Foreign Termination Rate will be determined as specified in the AT&T Former Affiliate Service Terms and Pricing Attachment.

1.2.   AT&T FORMER AFFILIATE SERVICE - DIRECTORY ASSISTANCE

AT&T Former Affiliate Service - Directory Assistance provides unbranded domestic directory assistance for calls placed that are routed to AT&T by CUSTOMER for delivery to 1-NPA-555-1212 (where "NPA" is the area code for the telephone number being sought). (CUSTOMER is not required to route such calls to AT&T.) A Directory Assistance agent will provide the telephone number associated with a name and address supplied by the caller, if available, for up to two directory assistance lookups per call, for locations in the U.S. Mainland and Hawaii.

AT&T Former Affiliate Wholesale Service                            Page 4 of 6
Service Description Attachment


AT&T Former Affiliate Service - Directory Assistance does not include toll free directory assistance. CUSTOMER will be responsible for:

       (a) The Blended Usage Rate associated with the AT&T Former Affiliate Wholesale Service call to the AT&T Former Affiliate Service - Directory Assistance platform; and

       (b) The per call service charge associated with providing AT&T Former Affiliate Service - Directory Assistance, as described in the Service Terms and Pricing Attachment.

1.3.   SS7 INTERCONNECTION

CUSTOMER may arrange for an SS7 Interconnection between its SS7 Signaling Network and AT&T's SS7 Signaling Network through an SS7 Direct Connection or an SS7 Aggregator Connection. Under an SS7 Direct Connection, CUSTOMER interconnects its SS7 Signaling Network to AT&T's SS7 Signaling Network via a dedicated "D" link quad. CUSTOMER is responsible for obtaining the required "D" links. Under an SS7 Aggregator Connection, CUSTOMER interconnects its SS7 Signaling Network to an AT&T-approved SS7 signaling aggregator who in turn has a D-link quad installed to AT&T's SS7 Signaling Network. CUSTOMER is responsible for establishing and maintaining its arrangement with the aggregator, and provisioning any "A" links which are required from CUSTOMER's Service Switch Point to the aggregator's Signal Transfer Point, as required for SS7 interconnection. The SS7 Connection will enable the exchange of ISDN User Part
(ISUP) call setup signaling messages (query and response) and Message Transfer Part (MTP) network management messages to set up and tear down voice and analog data calls, for calls that originate through CUSTOMER's network and terminate over the AT&T network.

AT&T Former Affiliate Wholesale Service                            Page 5 of 6
Service Description Attachment



1.4.  SERVICE FORECASTING

At least one month before the start of each calendar quarter, CUSTOMER shall provide to AT&T a written forecast of anticipated service volumes for AT&T Former Affiliate Wholesale Service provided under this Agreement for the following fifteen months. The quarterly forecast will include the information required by the AT&T Former Affiliate Wholesale Service forecast document, which AT&T will provide to CUSTOMER.

1.5.  FRAUD MANAGEMENT

CUSTOMER shall take reasonable measures to protect against fraudulent usage of the Services, including implementing systems and procedures to monitor, detect, and prevent fraud. CUSTOMER will be liable for any charges for the use of the Services under this Agreement resulting from toll fraud usage or other unauthorized calling, regardless of whether or not the fraudulent usage or unauthorized calling was or should have been detected by AT&T.

                               2. SERVICE DELIVERY

2.1.  CUSTOMER CARE

The parties will work together in good faith to develop a Customer Care plan that will define procedures applicable to ordering, provisioning, trouble reporting and maintenance.

                                   3. BILLING

      The parties will work together in good faith with a billing vendor to be jointly designated by the parties [Convergys] to determine what billing reports and information should be provided to enable AT&T to render reasonably accurate and complete bills to CUSTOMER, taking into account the appropriate balance between accuracy and completeness of bills and costs of billing.

AT&T Former Affiliate Wholesale Service                            Page 6 of 6
Service Description Attachment


(AT&T will be responsible for the cost of billing, including the development costs for any new billing reports developed by the billing vendor pursuant to AT&T's written instructions.) AT&T will render monthly invoices to CUSTOMER.

================================================================================
                                End of Attachment

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES                 Page 1 of 6
TERMS AND PRICING


              AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES
                          TERMS AND PRICING ATTACHMENT


CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:                            (by CUSTOMER)

                                                           (by AT&T)
================================================================================

1.    SERVICES   PROVIDED.   AT&T  will  provide  the  following  Services  to
      CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

       A. AT&T LOCAL SERVICES - DIGITAL TRANSMISSION SERVICE. Digital Transmission Service, as described in TCG Tariff F.C.C. No. 2, as amended from time to time (or a successor tariff that may be filed by AT&T), including: DS0-2 Wire, 4 Wire, 2.4 to 56K/64; DS-1, DS-3; E-1; OC-3, OC-3c, OC-12.

       B. AT&T LOCAL SERVICES - DEDICATED ENTRANCE FACILITIES. AT&T will provide Dedicated Entrance Facilities on an individual case basis
              (ICB) as further described in Schedule 2 of this Attachment. The Dedicated Entrance Facilities will consist of point to point dedicated, digital transport services at optical rates of OC-3, OC-12 or OC-48 between the CUSTOMER's premises and an AT&T Node or other designated premises. AT&T will provide service channels from the Dedicated Entrance Facilities at rates of DS-3, STS-1, OC-3c and OC-12c. At the request of CUSTOMER, AT&T will provide dual entrance facilities at the CUSTOMER premises and the AT&T Node, provided that CUSTOMER pays all construction costs. CUSTOMER will provide connecting facility assignments (CFA) and letters of authorization (LOA) for authorized parties requiring access to the Dedicated Entrance Facilities.


       The Services may be provided in each metropolitan area by a wholly owned subsidiary of AT&T. AT&T will notify CUSTOMER from time to time of the identity of each such subsidiary. In the event of a conflict between the terms of this Attachment and the terms of the applicable Tariffs or Service Order Forms, the terms of the Attachment will control.

2. ORDERING PROCEDURES. CUSTOMER agrees to send to the designated AT&T representative a BELLCORE Standard Access Service Request, or an AT&T-provided Service Order Form signed by the CUSTOMER, for all new, supplemental, or disconnect orders. CUSTOMER will utilize Network Data Mover ("NDM"), ACMS (to the extent available under a separate Agreement or Attachment to this Agreement), FAX, or mail as appropriate. It is the responsibility of the CUSTOMER to ensure that orders are properly completed and received by AT&T.

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES                 Page 2 of 6
TERMS AND PRICING


3. TERM. The Term of this Attachment consists of an Ordering Period and a Circuit Ramp-Down Period. Upon expiration of the Term, this Attachment will remain in effect on a month-to-month basis (terminable by either party on thirty days' notice), and all rates and charges will be subject to change by AT&T upon thirty days' notice.

       A. ORDERING PERIOD. The Ordering Period is five (5) years, beginning on the Distribution Date, which day is also referred to herein as the Contract Effective Date. CUSTOMER may elect to extend the Ordering Period for up to three additional one-year periods, by providing notice to AT&T of such election at least twelve months prior to the date the Ordering Period would otherwise end in the absence of such extension.

       B. CIRCUIT TERM. A separate Circuit Term will apply with respect to each local private line provided under this Attachment. The Circuit Term for any local private line installed as of the Contract Effective Date will be three years from the Contract Effective Date. The Circuit Term for any local private line installed after the Contract Effective Date will be one year (beginning on the date AT&T completes installation of the local private line), unless otherwise specified on the Service Order Form.

       C. CIRCUIT RAMP-DOWN PERIOD. The Circuit Ramp-Down Period begins on the first day after the end of the Ordering Period, and ends on the last day of the last remaining Circuit Term. CUSTOMER may not submit new service orders under this Agreement during the Circuit Ramp-Down Period. During the Circuit Ramp-Down Period, all rates and charges (other than rates and charges applicable to channels with an unexpired Circuit Term) are subject to change by AT&T upon thirty days' notice.

4.     RATES AND CHARGES.

       A. The rates for the Digital Transmission Service are set forth in TCG Tariff F.C.C. No. 2 or the applicable state tariff, as amended from time to time (or successor tariffs that may be filed by AT&T), except as otherwise specified in Schedule 1 of this Attachment.

       B.     The rates for Dedicated Entrance Facilities are specified in
              Schedule 2 of this Attachment.

       C. AT&T reserves the right to change the rates for any Services not yet ordered under this Attachment.

5. CREDITS AND WAIVERS. Credit allowances will be applied for Digital Transmission Service outages in accordance with the provisions of the applicable Tariff. No other promotions, credits or waivers apply.

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES                 Page 3 of 6
TERMS AND PRICING


6.     ELEMENTS OBTAINED FROM THIRD PARTIES.

       A. AT&T will use reasonable efforts to obtain network elements that are requested by CUSTOMER and that are obtainable only from a designated local exchange carrier ("LEC") other than AT&T. The use of the network elements will be subject to all applicable terms and provisions contained in the applicable LEC tariffs, or AT&T's interconnection agreement with the LEC, as these may be amended from time to time.

       B. In the event of a rate increase in the LEC tariffs or interconnection agreements for network elements, AT&T will have the option to increase its rates to CUSTOMER to recover fully such rate increase from the LEC (without mark-up), notwithstanding anything to the contrary in any other agreement between CUSTOMER and AT&T.

       C. AT&T makes no representations, warranties or guarantees regarding the quality, availability or restoration of the LEC network elements. CUSTOMER's sole remedy in the event that such network elements are of poor quality, are unavailable, or are not installed or repaired on a timely basis are such credits as AT&T actually recovers from the LEC.

7.     CLASSIFICATIONS, PRACTICES AND REGULATIONS.

       A. DETARIFFING. If, during the Term of this Attachment, any of the Tariffs referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such Tariffs that had been applicable to the Services provided under this Attachment will continue to apply, based on the language of the Tariffs in effect as of the date of cancellation, unless modified by this Attachment or the Agreement.

       B. DEFINITIONS. Terms not otherwise defined in this Attachment below or in the Agreement have the meanings provided in the applicable Tariffs.

              1. Point of Demarcation - the interface (CUSTOMER provided DSX jack, or other mutually acceptable equipment) between AT&T and CUSTOMER at CUSTOMER's Point of Presence.

              2.     Local Network Connectivity Services - includes

                     (a) dedicated local private line services (e.g., DS1, DS3, OCX), including but not limited to: (i) LEC and IXC trunking and tandem function; (ii) intermachine trunking; connectivity to cell sites, MSCs; (iii) connectivity to data centers, call centers, corporate locations; (iv) connectivity to SS7 STPs;
                            (v) connectivity to voice

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES                 Page 4 of 6
TERMS AND PRICING



                            mail and other platforms; and (vi) optical channel service (e.g., Lambdas); and

                     (b) 8YY dips and delivery to IXC for all 8YY traffic originated by CUSTOMER's End Users.

8.     RESPONSIBILITIES OF THE PARTIES.

       A. FORECASTS. During the Ordering Period, CUSTOMER will submit a non-binding forecast of capacity requirements for each city/area served under this Attachment. The forecast will be submitted on a quarterly basis and will include the next twelve-month period of service.

       B. EQUIPMENT SPACE. At the request of AT&T, CUSTOMER will provide to AT&T, without charge, space, power and environmental conditions at the Points of Demarcation and at each CUSTOMER termination point as reasonably necessary to provide the Services. CUSTOMER agrees to protect from damage any network channel terminating equipment installed in such space by AT&T as part of the Services. CUSTOMER agrees to return such equipment to AT&T at the expiration of the applicable term in its original condition, ordinary wear and tear excepted.

       C. ACCESS TO SITE. At the request of AT&T, CUSTOMER will arrange access to the rights-of-way, conduit and equipment space for each CUSTOMER termination point at any time so that AT&T's authorized personnel, employees, or agents may install, repair, maintain, inspect, replace or remove any and all facilities and associated equipment provided by AT&T.

       D. INSTALLATION. AT&T will provide Service to the Point of Demarcation. Equipment and service beyond the Point of Demarcation are the responsibility of CUSTOMER. At such time as AT&T completes installation or connection of the necessary fiber optic facilities and/or equipment to provide the Services, AT&T will conduct appropriate tests thereon. Upon successful completion of such tests AT&T will notify customer that such Services are available for use, and the date of such notice will be called the "Service Date." AT&T will use reasonable efforts, subject to the other provisions hereof, to make the Services available by the estimated Service Date specified in the Service Order Form. AT&T will not be liable for any damages whatsoever resulting from delays in meeting any Service Dates. Such delays will include, but not be limited to, delays in obtaining necessary regulatory approvals for construction, delays in obtaining right-of-way approvals and delays in actual construction work. In the event there is a delay that is not caused by CUSTOMER or an End-User, and such delay continues for thirty (30) days after the estimated Service Date for any Services, then CUSTOMER may cancel the relevant order provided that CUSTOMER pays any special construction costs incurred by AT&T. In the event there is a delay caused

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES                 Page 5 of 6
TERMS AND PRICING


              by CUSTOMER or an End-User, and such delay continues for thirty
              (30) days after the estimated Service Date for any Services, AT&T may commence billing CUSTOMER for the Services effective on the estimated Service Date.

       E. MAINTENANCE. AT&T's standard maintenance services are included in the monthly recurring charges. At CUSTOMER's request, and to the extent possible, AT&T will perform diagnostic or troubleshooting maintenance services by telephone. AT&T will have no responsibility for the maintenance and repair of any kind with respect to equipment and facilities not provided by AT&T. AT&T will assess CUSTOMER its standard charges for any maintenance visits with respect to Service problems which are determined to arise from equipment or facilities not provided by AT&T.

       F. QUARTERLY NETWORK PLANNING MEETINGS. The parties will meet at least once every quarter during the Ordering Period to discuss information concerning CUSTOMER's plans nationwide for new high bandwidth Local Network Connectivity Services (OCX/DS3 and above). (CUSTOMER will not be precluded from holding similar meetings with any other provider of such services.)

       G. During the Ordering Period, AT&T will provide to CUSTOMER a list of markets where AT&T has a major network presence (the AT&T Local Markets). AT&T will update the list of AT&T Local Markets on not more than quarterly intervals and cities other than those on the list will not be considered AT&T Local Markets. CUSTOMER will request that AT&T provide a quote on any new Local Network Connectivity Services (including existing services for which CUSTOMER is or becomes no longer contractually committed to obtain from its current supplier) to be ordered by CUSTOMER in any AT&T Local Market. CUSTOMER will accept AT&T's quote for such service and award the business to AT&T so long as AT&T:

              1. has performed to CUSTOMER's reasonable satisfaction with respect to committed levels of performance in the installation, operation and maintenance of previous Local Network Connectivity Services (a) for the first year of the Ordering Period, during the preceding three-month period, and (b) for subsequent years of the Ordering Period (including any renewal year), during the preceding six-month period;

              2. responds to such request within the time period specified by CUSTOMER (which shall be at least as long as the time period required by CUSTOMER as a condition for any other prospective supplier to respond to the same request);

AT&T LOCAL SERVICES - DEDICATED TRANSPORT SERVICES                 Page 6 of 6
TERMS AND PRICING



              3. offers to provide the requested services on price terms that are at least as favorable to CUSTOMER as those offered in good faith by any other reputable provider for the requested services; and

              4. agrees to meet performance levels that are reasonably comparable to levels offered in good faith by such other provider (including, but not limited to, an installation interval that is within 2 weeks of the interval offered by the other provider).

9. TERMINATION CHARGE. If, within the agreed term for a specific Service, CUSTOMER terminates the specific Service (except for a termination due to AT&T's breach of the Agreement), or if AT&T terminates this Attachment or a Service provided under this Attachment due to CUSTOMER's breach of the Agreement, then CUSTOMER will owe AT&T a Termination Charge calculated as follows (this Termination Charge will be AT&T's exclusive remedy for the termination of the Attachment or Service provided under this Attachment):

       A. for any Service provided over AT&T facilities and terminated within one year after the Service Date, 100% of the balance of the amounts due for the remainder of the first year plus 40% (or such lower percentage termination charge as AT&T provides to any other similarly situated customer of the Services provided under this Attachment) of the amounts due for the remainder of the term (after the end of the first year) under the relevant Service Order Form, unless otherwise agreed between the parties;

       B. for any Service provided over AT&T facilities and terminated one year or more after the Service Date, 40% (or such lower percentage termination charge as AT&T provides to any other similarly situated customer of the Services provided under this Attachment) of the amounts due for the remainder of the term under the relevant Service Order Form, unless otherwise agreed between the parties; and

       C. for any Service provided over facilities other than those owned by AT&T, for any OC-n Service, and for any Service provided on an Individual Case Basis (ICB), CUSTOMER will owe AT&T 100% of the amounts due for the remainder of the term under the relevant Service Order Form, unless otherwise agreed between the parties.


==============================================================================
                                End of Attachment

AT&T PRIVATE LINE AND SATELLITE                                    Page 1 of 5
SERVICE TERMS AND PRICING


     AT&T PRIVATE LINE AND SATELLITE SERVICE TERMS AND PRICING ATTACHMENT


CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:                            (by CUSTOMER)
                                ---------------------------
                                                           (by AT&T)
                                ---------------------------
================================================================================

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

       A. AT&T PRIVATE LINE SERVICES. AT&T Private Line Services (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of:

              1.     AT&T Private Line SONET OC12 Services

              2.     AT&T ACCUNET(R) SONET T155 Services

              3.     AT&T ACCUNET Fractional T45 Services

              4.     AT&T ACCUNET T45 Services

              5.     AT&T ACCUNET T1.5 Services

              6.     AT&T ACCUNET Spectrum of Digital Services

              7.     International T155 Service - Overseas

              8.     AT&T International ACCUNET T45 Service-Canada

              9.     AT&T International ACCUNET T45 Service-Overseas

              10.    International Full Channel Service - Overseas

              11.    AT&T International ACCUNET Digital Services

              12.    AT&T International ACCUNET 2.048 Mbps Service-Mexico

              13.    AT&T International ACCUNET T1.5 Service-Canada

              14.    AT&T International ACCUNET T1.5 Service-Mexico

              15.    AT&T International ACCUNET Spectrum of Digital
                     Services-Canada

              16.    AT&T International ACCUNET Spectrum of Digital
                     Services-Mexico

AT&T PRIVATE LINE AND SATELLITE                                    Page 2 of 5
SERVICE TERMS AND PRICING


       B. AT&T OC-48 INTEROFFICE CHANNELS - AT&T OC-48 Interoffice Channels are available only as Unprotected Service. Unprotected Service provides a dedicated transport capacity between AT&T Central Offices on a route that does not have a protection path within the AT&T network. AT&T Technical Reference 54078 (as revised from time to time) applies to OC-48c Interoffice Channels.

       C. AT&T 1.544 MBPS ECHO CANCELLATION. AT&T 1.544 Mbps Echo Cancellation is an Office Function providing non-frequency selective echo cancellation in AT&T's central office to improve the quality of an AT&T T1.5 Inter Office Channel used for voice transmissions. Echo cancellation is disruptive to data transmissions, and is only available on an AT&T T1.5 Inter Office Channel that is designated by CUSTOMER for use for voice transmissions.

       D. AT&T LOCAL CHANNEL SERVICES. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of:

              1.     ACCUNET T155 Mbps Local Channel Services

              2.     AT&T TERRESTRIAL 45 Mbps Local Channel Services

              3.     AT&T TERRESTRIAL 1.544 Mbps Local Channel Services

              4.     AT&T Digital Data Local Channel Service

              5.     AT&T ACCUNET Generic Digital Access Services

              6.     AT&T Voice Grade Local Channel Service

       E. AT&T SATELLITE SERVICES. AT&T Satellite Services (AT&T Tariff F.C.C. No. 7, as amended from time to time) consisting of AT&T International Satellite Shared Earth Station Service.

2. TERM AND COMMITMENT. The Term and Volume Commitments applicable to the Services provided under this Attachment are set forth in the Term and Commitment Attachment to this Agreement. The Services provided under this Attachment are Covered Data Services for purposes of the Term and Commitment Attachment.

3. RATES AND CHARGES. The Rates and Charges for the Services provided under this Attachment are the same as the undiscounted Rates and Charges under the applicable Tariffs, as amended from time to time, except as provided in Schedule 1 (Rates and Discounts) to this Attachment.

4. DISCOUNTS. The discounts provided in Schedule 1 (Rates and Discounts) to this Attachment are the only discounts for the Services provided under this Attachment.

AT&T PRIVATE LINE AND SATELLITE                                    Page 3 of 5
SERVICE TERMS AND PRICING


5. CREDITS AND WAIVERS. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

       A. INSTALLATION CHARGE WAIVER. AT&T will waive the Nonrecurring Installation Charges associated with the installation of certain Services or service components provided under this Attachment. No waiver applies to Services or service components that are disconnected and reconnected after this Attachment is made part of the Agreement.

              1. Minimum In-Service Period. A twelve-month Minimum In-Service Period applies for any service components installed subject to a waiver of Installation Charges. If any such service component is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the Installation Charges previously waived for that service component.

              2. Charges Covered by Waiver. This Installation Charge Waiver applies only to the following charges that would otherwise be incurred for Services provided under this Attachment:

              (a)    Installation Charges for AT&T Private Line SONET OC12
                     Services

              (b)    Installation Charges for AT&T ACCUNET SONET T155 Services

              (c) Installation Charges for AT&T Private Line Services, if provided under AT&T Tariff F.C.C. No. 9, would be eligible for discounting under the Multiservice Volume Pricing Plan (this waiver does not apply to any Access Connection or Function Connection that provides the physical connection to AT&T services provided under AT&T Tariff F.C.C. Nos. 1 or 2)

              (d) Installation Charges for AT&T International Private Line Services

              (e) Installation Charges for AT&T International Satellite Shared Earth Station Services

              (f) Installation Charges for AT&T Local Channel Services that, if provided under AT&T Tariff F.C.C. No. 11, would be eligible to receive discount under the Local Channel Services Multiservice Volume Pricing Plan

              (g) Installation Charges for AT&T TERRESTRIAL 45 Local Channel Services

              (h) Installation Charges for the following AT&T ACCUNET Service Office Connections, Channel Options and Office Functions

AT&T PRIVATE LINE AND SATELLITE                                    Page 4 of 5
SERVICE TERMS AND PRICING


                     (1) AT&T Private Line SONET OC12 Service Access Connections (USOC 041AC)

                     (2) AT&T Private Line SONET OC12 Service Function Connections (USOC NRZFC)

                     (3) AT&T ACCUNET SONET T155 Service Access Connections (USOC 041AC)

                     (4) AT&T ACCUNET SONET T155 Service Function Connections (USOC NRZFC)

                     (5)    AT&T ACCUNET T45 Service Access Connections (USOC
                            O41AC)

                     (6) AT&T ACCUNET T45 Service Function Connections (USOC NRZFC)

                     (7) AT&T ACCUNET T45 Service Enhanced Diversity Routing (USOC DY7D1)

                     (8) AT&T ACCUNET T45 Service Specified Routing and Avoidance (USOC DY7AS)

                     (9)    AT&T ACCUNET T45 Service M28 Multiplexing (USOC M2X)

                     (10) AT&T ACCUNET T1.5 Service Access Connections (USOC O41AC)

                     (11) AT&T ACCUNET T1.5 Service Function Connections (USOC NRZFC)

                     (12) AT&T ACCUNET T1.5 Service Enhanced Diversity Routing (USOC DY7D1)

                     (13) AT&T ACCUNET T1.5 Service Specified Routing and Avoidance (USOC DY7AS)

              (i)    Installation Charges for AT&T 1.544 Mbps Echo Cancellation

       B. ACF RECURRING CHARGE WAIVER. AT&T will waive the Monthly Recurring Charges for the Access Coordination Function (ACF) associated with all AT&T Terrestrial 45 Mbps Local Channels and AT&T Terrestrial
              1.5 Mbps Local Channels installed after this Attachment is made part of the Agreement. No waiver applies with respect to Local Channels that are disconnected and

AT&T PRIVATE LINE AND SATELLITE                                    Page 5 of 5
SERVICE TERMS AND PRICING

              reconnected after this Attachment is made part of the Agreement. A twelve-month Minimum In-Service Period applies for any Local Channel for which the ACF Monthly Recurring Charges are waived. If the Local Channel is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed a Termination Charge equal to the amount of Monthly Recurring Charges waived under this Section for the ACF associated with the disconnected Local Channel.

       6. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

              A. DETARIFFING. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation, unless modified by this Attachment or the Agreement.

              B. DEFINITIONS. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

==============================================================================
                                End of Attachment

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 1 of 22



                     AT&T ATM SERVICE DESCRIPTION ATTACHMENT


CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:         __________________ (by CUSTOMER)

                                        __________________ (by AT&T)

================================================================================
This Attachment describes the various component services that comprise the AT&T Asynchronous Transfer Mode (ATM) Service. The only services provided under this Agreement are those identified as services provided in the Service Terms and Pricing Attachment. AT&T Asynchronous Transfer Mode (ATM) Service are not interoperable with any AT&T tariffed services, features or capabilities, except to the extent as may be expressly set forth in this Agreement.

         1.       AT&T DOMESTIC ATM SERVICE.

                  A. AT&T Asynchronous Transfer Mode Service ("ATM") is based on the asynchronous transfer mode technology, features and options described in this Attachment. Under this Attachment, Domestic ATM Service is available only within the contiguous U.S.

                  B. CUSTOMER can access ATM Service by terminating its access circuit(s) on a DS1 (1.5 Mbps), DS3 (45 Mbps) or OC3 (155 Mbps) Port residing in an ATM Service Point-of-Presence. A 1.5, 45 or 155 Mbps Port Speed defines the maximum rate the CUSTOMER premises equipment can transmit and receive data from the CUSTOMER premises to the ATM Service network. Logical connectivity between two CUSTOMER Ports will be provided by symmetrical, full duplex PVC characterized by its Committed Information Rate ("CIR").

                  C. Permanent Virtual Circuits (PVCs). An ATM PVC is a logical connection between two Domestic ATM Access Port. ATM PVCs are provided solely in a two-way configuration.

                           1. ATM PVCs, in the form of Virtual Channel Connections (VCC) or Virtual Path Connections (VPC), will interconnect ATM Ports. Each ATM PVC acts as a virtual trunk, carrying data directly between a pair of user interfaces.

                           2. Virtual Path Service differs from Virtual Connection Service in that the network switches the cells based on the value of the Virtual Path Identifier (VPI) field in the cell headers and masks the Virtual Channel Identifier (VCI) field in the cell headers. This allows CUSTOMER's equipment to dynamically assign VCI fields within the VPCs. This option is potentially useful for providing virtual trunking between premises based local ATM networks over

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 2 of 22


                                    the WAN or when using per-VCC multiplexing schemes, e.g. one VCC per higher level protocol type, which may require dynamic assignments. All VCs in a VP must be of the same Class of Service (CBR or VBR-NRT). VCI is masked, therefore AT&T has no method of enforcing this engineering guideline.

                           3. The AT&T ATM Service supports the following ATM Service classes:

                                    (a)      Variable Bit Rate - Non Real Time
                                             ("VBR - NRT") Connection Oriented
                                             Data service - The ATM Variable Bit
                                             Rate PVCs are ordered based on a
                                             Committed Information Rate (CIR)
                                             but may also be described by their
                                             Sustained Cell Rate (SCR). AT&T
                                             assumes CUSTOMER is using AAL5 with
                                             a 48 byte payload, thus the SCR =
                                             CIR / 48 bytes per cell x 8 bits
                                             per byte. Thus, CUSTOMER does not
                                             need to account for the 5-byte per
                                             cell ATM header when choosing a
                                             CIR.

                                    (b)      Constant Bit Rate ("CBR") service -
                                             The ATM Constant Bit Rate PVCs are
                                             ordered based on a Committed
                                             Information Rate (CIR) but may also
                                             be described by their Peak Cell
                                             Rate (PCR). AT&T assumes CUSTOMER
                                             is using AAL1 with a 47 byte
                                             payload, thus the PCR = CIR / 47
                                             bytes per cell x 8 bits per byte.

                  D. AT&T Operations and Maintenance. Included as part of the service is AT&T's operation and maintenance of the ATM Service network seven days a week, twenty-four hours a day. An AT&T HSS Implementation Manager will be available to handle CUSTOMER inquiries and requests during implementation.

                  E.       AT&T FRS/ATM Interworking.

                           1. AT&T Frame Relay/Asynchronous Transfer Mode Interworking Service is based on the AT&T FRS/ATM Interworking technologies, features and options described in this Attachment. Under this Attachment, AT&T FRS/ATM Interworking Service is available only within the contiguous U.S.

                           2. CUSTOMER can access FRS/ATM Interworking Service by terminating its FRS/ATM Interworking PVCs on a DS1 (1.5 Mbps), DS3 (45 Mbps) or OC3 (155 Mbps) Port residing on an AT&T ATM Point of Presence ("ATM POP"). A 1.5, 45 or a 155 Mbps Port Speed defines the maximum rate the CUSTOMER premises equipment can transmit and receive data from the CUSTOMER premises to the FRS/ATM Interworking Service network. Logical connectivity between CUSTOMER's FRS/ATM

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 3 of 22



                                    Interworking Port and ATM Port will be
                                    provided by symmetrical, full duplex FRS/ATM
                                    Interworking PVC characterized by its
                                    Committed Information Rate ("CIR").

                           3. The AT&T FRS/ATM Interworking service supports Variable Bit Rate - Non Real Time ("VBR - NRT") Connection Oriented Data service.

                           4. AT&T Operations and Maintenance is included as part of the FRS/ATM Interworking service network seven days a week, twenty-four hours a day. An AT&T HSS Implementation Manager will be available to handle CUSTOMER inquiries and requests during implementation.

         2.       AT&T LOCAL ATM SERVICE.

                  A. Under this Attachment, AT&T Local ATM Service and Local FRS/ATM Interworking Service are available in the following Metropolitan Areas:

               ---------------------------------------------------------------
               METROPOLITAN AREA                         STATE           LATA
               ---------------------------------------------------------------
               Atlanta                                    GA              438
               ---------------------------------------------------------------
               Baltimore                                  MD              238
               ---------------------------------------------------------------
               Birmingham                                 AL              476
               ---------------------------------------------------------------
               Boston                                     MA              128
               ---------------------------------------------------------------
               Charlotte                                  NC              422
               ---------------------------------------------------------------
               Chattanooga                                TN              472
               ---------------------------------------------------------------
               Chicago                                    IL              358
               ---------------------------------------------------------------
               Cleveland                                  OH              320
               ---------------------------------------------------------------
               Columbus                                   OH              324
               ---------------------------------------------------------------
               Dallas                                     TX              552
               ---------------------------------------------------------------
               Denver                                     CO              656
               ---------------------------------------------------------------
               Detroit                                    MI              340
               ---------------------------------------------------------------
               Hartford                                   CT              920
               ---------------------------------------------------------------
               Houston                                    TX              560
               ---------------------------------------------------------------
               Indianapolis                               IN              336
               ---------------------------------------------------------------
               Kansas City                                MO              524
               ---------------------------------------------------------------
               Knoxville                                  TN              474
               ---------------------------------------------------------------
               Los Angeles                                CA              730
               ---------------------------------------------------------------
               Miami/Ft. Lauderdale                       FL              460
               ---------------------------------------------------------------
               Milwaukee                                  WI              356
               ---------------------------------------------------------------
               Minneapolis/St. Paul                       MN              628
               ---------------------------------------------------------------
               Nashville                                  TN              470
               ---------------------------------------------------------------
               New Jersey                                 NJ              224
               ---------------------------------------------------------------
               New York                                   NY              132
               ---------------------------------------------------------------
               Oakland                                    CA              722
               ---------------------------------------------------------------
               Omaha                                      NB              644
               ---------------------------------------------------------------

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 4 of 22


               ---------------------------------------------------------------
               METROPOLITAN AREA                         STATE           LATA
               ---------------------------------------------------------------
               Orlando                                    FL              458
               ---------------------------------------------------------------
               Philadelphia                               PA              228
               ---------------------------------------------------------------
               Phoenix                                    AZ              666
               ---------------------------------------------------------------
               Pittsburgh                                 PA              234
               ---------------------------------------------------------------
               Portland                                   OR              672
               ---------------------------------------------------------------
               Providence                                 RI              130
               ---------------------------------------------------------------
               Sacramento                                 CA              726
               ---------------------------------------------------------------
               Salt Lake City                             UT              660
               ---------------------------------------------------------------
               San Diego                                  CA              732
               ---------------------------------------------------------------
               San Francisco                              CA              722
               ---------------------------------------------------------------
               Seattle                                    WA              674
               ---------------------------------------------------------------
               St. Louis                                  MO              520
               ---------------------------------------------------------------
               Tampa                                      FL              952
               ---------------------------------------------------------------
               Washington D.C. / N. VA.                  DOC              236
               ---------------------------------------------------------------


                  B. The Local ATM Access Port provides connection capability within a LATA. Local ATM Access Ports include an access connection from the CUSTOMER Premises to an AT&T Central Office providing Local ATM Services within that LATA. Equivalent access lines provided by the CUSTOMER, in lieu of the access lines provided by AT&T, may be connected to Local ATM Access Ports; however, all nonrecurring and monthly charges for Local ATM Access Ports as set forth in the AT&T ATM Service Terms and Pricing Attachment will apply.

                  C. A Local ATM Access Port can connect within the same LATA to a Domestic ATM Port or to a Local ATM Access Port via a Local ATM PVC or a Domestic ATM PVC. A Local ATM Access Port can connect to a Domestic ATM Port in another LATA or to a Local ATM Access Port in another LATA via a Domestic ATM PVC.

                  D. A Local ATM PVC is a logical connection between two Local ATM Access Ports within the same LATA, or between a Local ATM Access Port and a Domestic ATM Port within the same LATA. Local ATM PVCs are provided solely in a two-way configuration. Local ATM PVCs must connect to at least one Local ATM Access Port. The AT&T Local ATM service supports the following Local ATM service classes: Constant Bit Rate ("CBR") service; Variable Bit Rate - Non Real Time ("VBR - NRT") Connection Oriented Data service.

                  E.       Local FRS/ATM Interworking -

                           1. Under this Attachment, Local FRS/ATM Interworking Service is available only in the LATAs listed in Section 2.A, preceding.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 5 of 22


                           2. CUSTOMER can terminate its Local FRS/ATM Interworking PVCs on a DS1 (1.5 Mbps), DS3 (45 Mbps) or OC3 (155 Mbps) Local ATM Access Port or Domestic ATM Port residing on an AT&T ATM Point of Presence ("ATM POP"). A 1.5, 45, or a 155 Mbps Port Speed defines the maximum rate the CUSTOMER premises equipment can transmit and receive data from the CUSTOMER premises to the Local FRS/ATM Interworking Service network.

                  F. A Local FRS/ATM Interworking Access Port provides connection capability within a LATA. Local FRS/ATM Interworking Access Ports include an access connection from the CUSTOMER Premises to an AT&T Central Office providing Local FRS/ATM Interworking Services. Equivalent access lines provided by the CUSTOMER, in lieu of the access lines provided by AT&T, may be connected to Local FRS/ATM Interworking Access Ports; however, all nonrecurring and monthly charges for Local FRS/ATM Interworking Access Ports set forth in the AT&T ATM Service Terms and Pricing Attachment will apply.

                  G. A Local FRS/ATM Interworking Access Port can connect within the same LATA to a Domestic ATM Port or to a Local ATM Access Port via a Local FRS/ATM Interworking PVC or a Domestic FRS/ATM Interworking PVC. A Local FRS/ATM Interworking Access Port can connect to a Domestic ATM Port in another LATA or to a Local ATM Access Port in another LATA via a Domestic FRS/ATM Interworking PVC.

                  H. A Local FRS/ATM Interworking PVC is a logical connection between a Local FRS/ATM Interworking Access Port and a Local ATM Access Port within the same LATA or between a Local FRS/ATM Interworking Access Port and a Domestic ATM Port within the same LATA. A Domestic FRS/ATM Interworking Port can connect to a Local ATM Access Port in the same LATA using a Local FRS/ATM Interworking PVC. Local FRS/ATM Interworking PVCs are provided solely in a two-way configuration. Local FRS/ATM Interworking PVCs must connect to at least one Local FRS/ATM Interworking Access Port or Local ATM Access Port. The AT&T Local FRS/ATM Interworking service supports Variable Bit Rate - Non Real Time ("VBR - NRT") Connection Oriented Data service.

         3.       AT&T INTERNATIONAL ATM SERVICE.

         AT&T Asynchronous Transfer Mode ("ATM") Service is a communication networking service used to transfer information using cell relay technology. AT&T Bilateral ATM Service is available from the United States to countries specified in the applicable rate

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 6 of 22


         tables. AT&T End-to-End ATM Service (E2E ATM) is available from the contiguous United States to and between countries specified in the applicable rate tables.

                  A.       AT&T International ATM Service

                           1. AT&T Bilateral ATM Service. AT&T Bilateral ATM Service is a "half channel" service furnished by AT&T, in conjunction with corresponding half channel services furnished by foreign carriers in each country to which the service is available. Under this Attachment, AT&T provides the port in the contiguous United States and bi-directional Permanent Virtual Circuits ("PVCs") between a United States port and a foreign port. This service requires the customer to obtain ports and PVCs from the foreign carrier to enable full duplex. Logical connectivity between two CUSTOMER Domestic ATM Ports will be provided by symmetrical, full duplex ATM PVC characterized by its Committed Information Rate ("CIR").

                           2.       AT&T End-to-End ATM Service (AT&T E2E ATM)

                                    (a)      AT&T End-to-End ATM is an
                                             end-to-end service between the
                                             contiguous United States and
                                             various countries in the rest of
                                             the world. Countries where service
                                             is currently available are listed
                                             above each relevant rate table. In
                                             conjunction with this end-to-end
                                             service, AT&T also arranges for
                                             service within and among such
                                             countries.

                                    (b)      AT&T E2E ATM is a seamless offer in
                                             which AT&T provides the United
                                             States port, Trans-Atlantic PVC,
                                             Trans-Pacific PVC, Intra-Europe
                                             PVC, Intra-Asia PVC, Europe-Asia
                                             PVC, non-United States port and
                                             access outside of the United
                                             States. AT&T offers a single point
                                             of contact for ordering,
                                             provisioning, maintenance and
                                             billing.

                  B.       Access Circuits

                           1.       AT&T Bilateral ATM Access Circuits

                                    (a)      CUSTOMER can access AT&T Bilateral
                                             ATM in the United States by
                                             terminating its access circuit(s)
                                             on a DS1 (1.5 Mbps) or a DS3 (45
                                             Mbps) port residing in an AT&T ATM
                                             Service Point-of-Presence. Logical
                                             connectivity between two CUSTOMER
                                             ports will be provided by
                                             symmetrical, full duplex PVC
                                             characterized by its Committed
                                             Information Rate ("CIR").

                                    (b)      Port speed and CIR are used to
                                             define the maximum rate the
                                             CUSTOMER premises equipment can
                                             transmit and receive data from the
                                             CUSTOMER premises to the ATM

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 7 of 22


                                             Service network. A CIR less than
                                             1.024 Mbps can transmit and receive
                                             data at a maximum rate of 4 times
                                             the CIR. A CIR between 1.024 Mbps
                                             and 10 Mbps can transmit and
                                             receive data at a maximum rate of 2
                                             times the CIR. A CIR over 10 Mbps
                                             can transmit and receive data at a
                                             maximum rate of 1.10 times the CIR.

                           2.       AT&T End-to-End ATM Access Circuits

                                    (a)      CUSTOMER can access AT&T E2E ATM in
                                             the United States by terminating
                                             its access circuit(s) on a DS1 (1.5
                                             Mbps) or a DS3 (45 Mbps) port
                                             residing in an AT&T ATM Service
                                             Point-of-Presence. CUSTOMER can
                                             access AT&T E2E ATM in Europe, Asia
                                             or the Pacific Rim by terminating
                                             its access circuit(s) on a port
                                             residing in a E2E ATM
                                             Point-of-Presence. Logical
                                             connectivity between two CUSTOMER
                                             ports will be provided by
                                             symmetrical, full duplex PVC
                                             characterized by either its Peak
                                             Cell Rate (PCR) or its Sustainable
                                             Cell Rate (SCR).

                                    (b)      Port speed and SCR are used to
                                             define the maximum rate the
                                             CUSTOMER premises equipment can
                                             transmit and receive data from the
                                             CUSTOMER premises to the Concert
                                             ATM Service network. PCR may be
                                             ordered equal to 1.0, 1.5, or 2
                                             times SCR.

                  C.       Service Classes

                           1.       AT&T Bilateral ATM Service Classes

                                    (a)      AT&T Bilateral ATM supports the
                                             following ATM service classes:
                                             Class "A": or Constant Bit Rate
                                             ("CBR") and Class "C" or Variable
                                             Bit Rate - Non Real Time ("VBR -
                                             NRT").

                                    (b)      ATM Class CBR PVCs are ordered
                                             based on a CIR but may also be
                                             described by their PCR. AT&T
                                             assumes CUSTOMER is using ATM
                                             Adaptation Layer 1 (AAL1) with a 47
                                             byte payload. The PCR = CIR / 47
                                             bytes per cell x 8 bits per byte.
                                             The CUSTOMER does not need to
                                             account for the 6-byte per cell ATM
                                             header when choosing a CIR.

                                    (c)      ATM VBR NRT PVCs are ordered based
                                             on a CIR but may also be described
                                             by their SCR. AT&T assumes CUSTOMER
                                             is using ATM Adaptation Layer 5
                                             (AAL5) with a 48 byte payload, thus
                                             the SCR = CIR / 48 bytes per cell x
                                             8 bits per byte. Thus, CUSTOMER
                                             does not need to account for the
                                             5-byte per cell ATM header when
                                             choosing a CIR.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 8 of 22


                           2.       AT&T End-to-End ATM Service Classes

                                     (a)   AT&T E2E ATM supports the following
                                           ATM service classes: Class "A": or
                                           Constant Bit Rate ("CBR") and Class
                                           "C" or Variable Bit Rate - Non Real
                                           Time ("VBR - NRT").

                                     (b)   ATM Class CBR PVCs are ordered based
                                           on a PCR. AT&T assumes CUSTOMER is
                                           using ATM Adaptation Layer 1 (AAL1)
                                           with a 47 byte payload and a 6 byte
                                           header. PCR is based on payload and
                                           header. Thus, the PCR = 53 bytes per
                                           cell x 8 bits per byte. The customer
                                           does need to account for the 6-byte
                                           per cell header when choosing a PCR.

                                     (c)   ATM VBR NRT PVCs are ordered based
                                           on a SCR. AT&T assumes CUSTOMER is
                                           using ATM Adaptation Layer 5 (AAL5)
                                           with a 48 byte payload and a 5 byte
                                           header. The SCR = 53 bytes per cell x
                                           8 bits per byte. The CUSTOMER does
                                           need to account for the 5-byte per
                                           cell header when choosing an SCR.

                  D. Maintenance. AT&T Bilateral ATM and AT&T E2E ATM include operation and maintenance of the ATM service network seven days a week, twenty-four hours a day.

                  E.       AT&T International Service Interworking

                  AT&T International Service Interworking ("I-SIW") is a feature that provides PVCs (both end-to-end and 1/2 channel) with a capability to communicate data between ATM and FRS ports, conforming to the defined standards. AT&T I-SIW enables CUSTOMER's FRS Ports in one country to communicate with its ATM Ports in another country without modification to the CPE. I-SIW is available between the following FRS Ports: AT&T FRS Ports-offered under AT&T Tariff F.C.C. No. 4 (or any successor thereto), including AT&T E2E FRS Ports in the countries as specified in AT&T Tariff F.C.C. No. 4, Section 14.12.1; and CUSTOMER FRS ports located outside the United States obtained from non-US AT&T affiliates or other non-US suppliers with whom suitable arrangements may be in place between AT&T and such supplier, as designated by AT&T from time to time in its sole discretion ("International Suppliers"); and ATM Ports-offered under this Attachment. (Note: Only Symmetrical PVCs are covered by I-SIW. FRS and/or ATM Shadow PVCs are not offered with I-SIW.) I-SIW is available only in accordance with the I-SIW Supported Scenarios specified below.

                           1.        I-SIW Supported Scenarios:

                                     (a)   I-SIW with International Suppliers -
                                           Half/Channel Service (i.e., US
                                           domestic ATM Port and Half-Channel
                                           FRS outside the US)

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                 Page 9 of 22


                                    (b)      ACE2E FRS to AT&T E2E
                                             ATM-International SIW (with AT&T
                                             E2E ATM Full-Channel ATM Service),
                                             (no US port). AT&T E2E FRS Port and
                                             E2E ATM Port located in different
                                             non-US countries, wherever either
                                             service is available.

                                    (c)      AT&T E2E FRS to AT&T ATM - I-SIW -
                                             with AT&T E2E (Full-Channel) FRS
                                             (US ATM Port and Full-Channel FRS
                                             PVC)

                           2.       I- SIW Service Classes:

                                    (a)      I-SIW supports Variable Bit Rate -
                                             Non Real Time ("VBR - NRT")
                                             Connection Oriented Data Service.

                                    (b)      CUSTOMER can access I-SIW by
                                             terminating its I-SIW PVCs on an
                                             AT&T domestic ATM, an E2EATM or
                                             AT&T E2E FRS port outside the US,
                                             or any International Supplier FRS
                                             port. I-SIW will be offered as
                                             symmetrical, full duplex SIW PVC
                                             characterized by its Committed
                                             Information Rate ("CIR").

                                    (c)      There is no separate charge for
                                             I-SIW, but the underlying charges
                                             for ATM and FRS Ports and PVCs
                                             continue to apply. Further, a
                                             customer must order I-SIW and
                                             designate the FRS and ATM ports
                                             between which the I-SIW PVC will be
                                             installed.

                                    (d)      AT&T provides Operations and
                                             Maintenance support for I-SIW seven
                                             days a week, twenty-four hours a
                                             day. An AT&T International Project
                                             Implementation Manager will be
                                             available to handle CUSTOMER
                                             inquiries and requests during your
                                             implementation period.

         4.       RATE ELEMENTS.

                  A.       AT&T DOMESTIC ATM SERVICE.

                           1. Domestic ATM - Network Initialization. The one-time Charge for ATM Service Network Initialization.

                           2. Domestic ATM Ports Charge. A Monthly Recurring Charge applies to each CUSTOMER location in the contiguous United States.

                           3. Domestic Port Change Charge. When CUSTOMER requests to increase or decrease a port speed at any time after the service date of that port, a Port Change Charge will apply for each change to a port speed.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 10 of 22


                           4.       Domestic ATM PVC Charges. A Monthly
                                    Recurring Charge applies to each PVC. The charges are for 2-way bi-directional (duplex). There are 2 types of PVC Charges:
                                    Class "C" VBR NRT PVCs, and Class "A" CBR
                                    PVCs.

                           5. Domestic PVC Change Charge. When CUSTOMER requests to increase or decrease a PVC CIR at any time after the service date of that PVC, a PVC Change Charge will apply for each change to a PVC CIR.

                  B.       AT&T DOMESTIC FRS/ATM INTERWORKING.


                           1. AT&T DOMESTIC FRS/ATM INTERWORKING PORTS. The Monthly Recurring Charges for Domestic FRS/ATM Interworking Ports are in addition to Port Monthly Charges.

                                    (a)      DOMESTIC PORT CHANGE CHARGE. When
                                             CUSTOMER requests to increase or
                                             decrease a port speed, or change a
                                             Local Access Port to a Domestic
                                             Port or a Domestic Port to a Local
                                             Access Port, where allowed, at any
                                             time after the service date of that
                                             port, a Port Change Charge will
                                             apply for each change to a port.

                                    (b)      DOMESTIC FRS/ATM INTERWORKING PORT
                                             INTERCONNECTION MONTHLY CHARGE. A
                                             Domestic FRS/ATM Interworking Port
                                             Interconnection Monthly Charge will
                                             apply to every Domestic FRS/ATM
                                             Interworking Port connected to a
                                             Local FRS/ATM Interworking PVC. The
                                             Domestic FRS/ATM Interworking Port
                                             Interconnection Monthly Charge is
                                             in addition to the Domestic FRS/ATM
                                             Interworking Port Monthly Charge.

                                    (c)      DOMESTIC FRS/ATM INTERWORKING PVCS.
                                             A Monthly Recurring Charge applies
                                             to each PVC. The charges are for
                                             2-way bi-directional (duplex).
                                             There are 2 types of FRS/ATM
                                             Interworking PVC: Class "C" VBR NRT
                                             PVCs, and Class "A" CBR PVCs.

                                    (d)      DOMESTIC FRS/ATM INTERWORKING PVC
                                             CHANGE CHARGE. When CUSTOMER
                                             requests to increase or decrease a
                                             PVC CIR, or change a Local PVC to a
                                             Domestic PVC, or a Domestic PVC to
                                             a Local PVC, where allowed, a PVC
                                             Change Charge will apply for each
                                             change to a PVC.

                                    (e)      FRS/ATM INTERWORKING CUSTOMER
                                             NETWORK MANAGEMENT SERVICES. When
                                             CUSTOMER orders CNMS, all Ports
                                             will be covered and charged at the
                                             per Port rate. SNMP is the protocol
                                             used to deliver alarms and

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 11 of 22


                                             reports to the AT&T and CUSTOMER's
                                             management systems.


                  C. AT&T LOCAL ATM SERVICE. The following Charges will apply for all CUSTOMER locations in the contiguous United States.

                           1. Local ATM - Network Initialization. The one-time Charge for Local ATM Service Network Initialization.

                           2. Local ATM Access Ports. A Monthly Recurring Charge applies to each CUSTOMER location in the contiguous United States.

                           3. Local Port Change Charge. When CUSTOMER requests to increase or decrease an Access Port speed, or change a Local Access Port to a Domestic Port or a Domestic Port to a Local Access Port, where allowed, at any time after the service date of that port, a Port Change Charge will apply for each change to a port.

                           4. Local ATM Access Port Interconnection Monthly Charge. A Local ATM Access Port Interconnection Monthly Charge will apply to every Local ATM Access Port connected to a Domestic ATM PVC or to a Domestic FRS/ATM Interworking PVC. The Local ATM Access Port Interconnection Monthly Charge is in addition to the Local ATM Access Port Monthly Charge.

                           5. Local ATM/FRS Interworking Access Port Interconnection Monthly Charge. A Local FRS/ATM Interworking Access Port Interconnection Monthly Charge will apply to every Local FRS/ATM Interworking Access Port connected to a Domestic FRS/ATM Interworking PVC. A Domestic FRS/ATM Interworking Port Interconnection Monthly Charge will apply to every Domestic FRS/ATM Interworking Port connected to a Local FRS/ATM Interworking PVC. The Port Interconnection Monthly Charge is in addition to the Monthly Recurring Charges for the Local FRS/ATM Interworking Access Port, Domestic FRS/ATM Interworking Access Port, and Domestic FRS/ATM Interworking Port.

                           6. Local ATM PVCs. A Monthly Recurring Charge applies to each PVC. There are 2 types of PVC Charges: Class "C" VBR NRT PVCs, and Class "A" CBR PVCs.

                           7. Local PVC Change Charge. When CUSTOMER requests to increase or decrease a Local PVC CIR, or change a Local PVC to a Domestic PVC or a Domestic PVC to a Local PVC, where allowed, at any time after the service date of that PVC, a Local PVC Change Charge will apply for each change to a Local PVC.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 12 of 22


                  D.       AT&T International ATM Service.

                           1.       AT&T Bilateral ATM Service

                                    (a)      U.S. Global ATM Port Charges. U.S.
                                             Global ATM Port Charges apply per
                                             port for AT&T Bilateral ATM Service
                                             for all CUSTOMER locations in the
                                             contiguous United States. U.S.
                                             Global ATM Port Charges consist of
                                             a Monthly Recurring Charge, a
                                             Non-Recurring Installation Charge,
                                             and a Port Change Charge. A Port
                                             Change Charge applies when CUSTOMER
                                             increases or decreases a port
                                             speed.

                                    (b)      Bilateral ATM PVC Charges.
                                             Bilateral ATM PVC Charges apply per
                                             bi-directional "half-channel" PVC
                                             for AT&T Bilateral ATM Service.
                                             Bilateral ATM PVC Charges consist
                                             of a Monthly Recurring Charge, a
                                             Non-Recurring Installation Charge,
                                             and a Port Change Charge. Monthly
                                             Recurring Charges vary by country
                                             and by type of PVC. A PVC Change
                                             Charge applies when CUSTOMER
                                             increases or decreases a PVC CIR at
                                             any time after the service date of
                                             that PVC. Domestic ATM Port pricing
                                             applies to U.S. Ports provided as
                                             part of AT&T Bilateral ATM Service
                                             to Canada.

                           2. AT&T End-to-End ATM Service. AT&T End-to-End ATM Service requires the purchase of an ATM Port in the United States and a compatible Port outside the United States, or two compatible non-U.S. Ports. Ports are available at the speeds and in the countries listed in the applicable rate table.

                                    (a)      AT&T End-to-End ATM Port Charges.
                                             AT&T End-to-End ATM Port Charges
                                             apply per port. AT&T End-to-End ATM
                                             Port Charges consist of a Monthly
                                             Recurring Charge, a Non-Recurring
                                             Installation Charge, and a Port
                                             Change Charge. A Port Change Charge
                                             applies when CUSTOMER increases or
                                             decreases a port speed. Domestic
                                             ATM Port pricing applies to U.S.
                                             Ports provided as part of AT&T
                                             End-to-End ATM Service.

                                    (b)      AT&T End-to-End ATM Inverse
                                             Multiplexing for ATM Ports (IMA).
                                             During the Service Period the
                                             CUSTOMER may order IMA Ports in
                                             Europe, Asia or the Pacific Rim to
                                             support Inverse Multiplexing for
                                             ATM Service (IMA). The AT&T
                                             End-to-End IMA Service requires the
                                             purchase of two IMA ports outside
                                             of the United States, or an ATM
                                             Port and an IMA port - both outside
                                             the United States. IMA Ports are
                                             subject to availability on an
                                             individual case basis.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 13 of 22


                                             Additional CPE may be required.
                                             AT&T End-to-End IMA Port Charges
                                             consist of a Monthly Recurring
                                             Charge, a Non-Recurring
                                             Installation Charge, and a Port
                                             Change Charge. A Port Change
                                             Charge applies when CUSTOMER
                                             increases or decreases a port
                                             speed.

         5.       DEFINITIONS.

                  A. "ATM Adaptation Layer (AAL)" is the standards layer of the protocol established by the ATM Forum for the translation of higher layer services into the size and format of an ATM cell. AAL allows multiple applications to have data converted to and from the ATM cell. AAL-1 (Type 1) functions in support of constant bit rate, time-dependent traffic such as voice and video. AAL-5 (Type 5) functions in support of variable bit rate, delay-tolerant connection-oriented data traffic requiring minimal sequencing or error detection.

                  B. "Average Number of Domestic PVCs" in service during a month is the sum of the total number of Domestic PVCs in service at the end of each day during the month divided by the number of days in that month.

                  C. "Class "A" CBR PVCs" means Constant Bit Rate calls which may be uni-directional (forward direction call only) or bi-directional (forward and backward direction). Calls may also be asymmetrical. CBR usage charges are based on the ATM PVC CIR and the Peak Cell Rate (PCR), and the connection speed and the duration of the call are rounded up to the nearest one-tenth of a second.

                  D. "Class "C" VBR NRT PVCs" means Variable Bit Rate - Non Real Time calls which may be uni-directional (forward direction call only) or bi-directional (forward and backward direction). Calls may also be asymmetrical. VBR-NRT usage charges are based on the ATM PVC CIR and the Sustained Cell Rate (SCR) and the connection speed and the duration of the call are rounded up to the nearest one-tenth of a second.

                  E. "Content" means information made available, displayed or transmitted in connection with a Service (including, without limitation, information made available by means of an HTML "hot link", a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

                  F. "Delay" is the interval of time it takes for a test packet of data to travel from the Service Interface
                           (SI) of an ingress Domestic Port to the SI of the egress Domestic Port for an Unloaded Domestic PVC.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 14 of 22


                  G. "Round trip" is the time it takes for the test packet of data to travel from ingress Domestic Port SI to egress Domestic Port SI and back to the ingress Domestic Port SI using the same Domestic PVC.

                  H. "Service Interface (SI)" is the point of interconnection between a Domestic ATM Port and an access line.

                  I. "Total Available Time" is calculated by multiplying the Average Number of Domestic PVCs in service during a month by the total number of days in that month, multiplied by 1440 minutes per day.

                  J. "Total Outage Duration" is the sum of the outage time, in minutes, of all Domestic PVCs affected by network outages reported by CUSTOMER during a month. Outage time begins when CUSTOMER reports the trouble and releases the affected components to AT&T and ends when AT&T notifies CUSTOMER that the problem has been resolved and the components are available to CUSTOMER to use.

                  K. "Unloaded Domestic PVC" is a Domestic PVC that is not being used to transmit any other data at the time the delay measurement is being performed.

         6.       IMPLEMENTATION OF AT&T ATM SERVICE.

                  A. CUSTOMER and AT&T will mutually agree upon a Scheduled Network Activation Date ("SNAD") for each ATM Port and PVC. If AT&T postpones a SNAD for Local or Domestic ATM Service for six (6) or more business days, CUSTOMER shall either (i) cancel the postponed Port(s) and/or PVC(s) at no charge, or (ii) accept implementation of the Port(s) and/or PVC(s) and if applicable, after implementation, receive a Performance Credit as specified in Section 9.B of this Attachment.

                  B. CUSTOMER may postpone implementation at any time prior to the SNAD. However, if CUSTOMER postpones implementation within three (3) business days prior to the SNAD, AT&T reserves the right to bill CUSTOMER a delay charge of $200.00 for each postponed Port and a delay charge of $50.00 for each postponed PVC. If CUSTOMER postpones a SNAD by more than twenty (20) business days, CUSTOMER shall (1) accept billing for the postponed Port(s) and/or PVC(s) commencing on the first day after the twentieth (20th) business day, or
                           (2) cancel the postponed Port(s) and/or PVC(s), pay a cancellation charge of $500.00 for each canceled Port and a cancellation charge of $50.00 for each canceled PVC, and mutually agree with AT&T on a new SNAD.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 15 of 22


         7.       BILLING.

                  A. Billing for each location shall begin on the Actual Network Activation Date ("ANAD") for that location, except as provided in Section 5.B(1) of this Attachment.

                  B. The ANAD for a CUSTOMER location is when CUSTOMER is notified by AT&T that ATM or FRS/ATM Interworking is being provided to that location.

         8.       RESPONSIBILITIES OF THE PARTIES.

                  A. CUSTOMER shall ensure that all CUSTOMER-provided equipment on its premises that connects to the ATM will perform according to published technical specifications for such equipment, and will conform to interface requirements as set in the applicable AT&T ATM Interface Specifications.

                  B. CUSTOMER is responsible for obtaining and providing the facilities to connect to the ATM from its premises to the designated AT&T point of presence. CUSTOMER's responsibilities include: (1) upgrades of CUSTOMER-provided equipment to support ATM; (2) DSU/CSU's or equivalent devices to support the access circuit(s) and/or coordinated access; and (3) access circuits, and network multiplexing (M24) and (M28) functionality as required to support the ATM configuration.

         9. DOMESTIC SLAS. The following SLAs applies only to Domestic Ports and Domestic PVCs, and the references to Ports and PVCs following means Domestic Ports and Domestic PVCs.

                  A.       GENERAL PROVISIONS.

                           1. Application - The following SLAs and credit allowances ("Performance Credit") will apply when CUSTOMER (i) has at least 1 Domestic ATM Permanent Virtual Circuits (PVCs) in service during the entire calendar month, or at least 1 Domestic FRS/ATM Interworking Permanent Virtual Circuits (PVCs) in service during the entire calendar month, (ii) subscribes to AT&T's Electronic Order and Electronic Maintenance web-based interfaces to the AT&T ordering and maintenance systems which enable CUSTOMER to place orders, report troubles and track status of the Services provided under this Attachment, and
                                    (iii) is not entitled to any other credits for interruptions or delays.

                           2. Calculations for the Time To Restore and Transit Delay SLAs will be based on troubles reported by CUSTOMER using AT&T's Electronic Order and Electronic Maintenance web-based

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 16 of 22


                                    interfaces, or such other reporting
                                    procedure designated by AT&T if the
                                    designated web-based interfaces are
                                    inaccessible.

                           3. In order to receive a Performance Credit for AT&T's failure to meet the SLAs set forth following, CUSTOMER must request the Performance Credit in writing within thirty
                                    (30) days of the last day in the calendar month in which the failure occurred.

                           4. A Domestic PVC or Domestic Port can only receive one Performance Credit during any calendar month. If more than one SLA is not met in a given calendar month, the SLA with the highest Performance Credit shall apply.

                           5. Unless otherwise specifically set forth in the SLA description, AT&T is not responsible for failure to meet SLAs for any of the following reasons: (1) the negligence of CUSTOMER or others authorized by CUSTOMER to use the Service provided under this Attachment, (2) interruptions or delays due to the failure of power, equipment, services or systems not provided by AT&T, (3) interruptions or delays due to access lines or CUSTOMER premises equipment whether provided by AT&T or others (4) interruptions or delays during any period in which AT&T or its agents are not afforded access to the premises where access lines associated with the Services provided under this Attachment are terminated, (5) interruptions or delays during any period when CUSTOMER or User has released a service(s) to AT&T for maintenance or rearrangement purposes or for the implementation of a CUSTOMER order, (6) interruptions or delays during any period when CUSTOMER elects not to release the Service(s) for testing and/or repair and CUSTOMER continues to use Service, (7) interruptions not reported to AT&T or where there is a trouble reported, but no trouble found, or, (8) interruptions or delays due to labor difficulties, governmental orders, civil commotion, acts of God and other circumstances beyond AT&T's reasonable control.

                  B.       ON-TIME IMPLEMENTATION.

                           1. If AT&T postpones a SNAD of a Domestic Port or Domestic PVC for less than six (6) business days and CUSTOMER accepts implementation of such Domestic Port and/or Domestic PVC, AT&T will apply a Performance Credit against CUSTOMER's current ATM bill in an amount equal to 100% of CUSTOMER's discounted Monthly Charge for such Domestic Port and/or Domestic PVC.

                           2. If AT&T postpones a SNAD of a Domestic Port or Domestic PVC for six (6) or more business days, and CUSTOMER accepts implementation of such Domestic Port and/ or Domestic PVC,

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 17 of 22


                                    AT&T will apply a Performance Credit against CUSTOMER's current ATM bill in an amount equal to 100% of CUSTOMER's discounted Monthly Charge for such Domestic Port and/or Domestic PVC.

                  C.       NETWORK AVAILABILITY.

                           1. The Network Availability SLA, measured on a calendar month basis, will be 99.99%.

                           2. Network Availability is defined as the percent of time that ATM is available for CUSTOMER use and is calculated by multiplying 100 by the result of [1 - (Total Outage Duration divided by Total Available
                                    Time)].

                           3. If CUSTOMER's Network Availability for any month is less than 99.92%, AT&T will apply a Performance Credit against CUSTOMER's current ATM bill in an amount equal to CUSTOMER's discounted Monthly Charges for all Domestic PVCs in service during that month, multiplied by the Credit Percentage (indicated in the following table) associated with the greater of (i) the average number of Domestic ATM PVCs in service or (ii) the average number of Domestic FRS/ATM Interworking PVCs in service.


         -----------------------------------------------------------------------
         Average number of             Average number of
         domestic ATM PVCs in          domestic FRS/ATM
         service during the month      Interworking PVCs in            Credit
                                       service during the month       Percentage
         -----------------------------------------------------------------------
         Less than 10                  Less than 20                    0.0 %
         -----------------------------------------------------------------------
         10-49                         20-49                           1.0 %
         -----------------------------------------------------------------------
         50-99                         50-99                           10.0%
         -----------------------------------------------------------------------
         100 and above                 100 and above                   20.0%
         -----------------------------------------------------------------------

                  D.       TIME TO RESTORE (TTR).

                           1. The Time to Restore ("TTR") SLA is four (4) hours or less for all outages each month. TTR begins at the that a trouble is reported to AT&T by CUSTOMER's personnel via AT&T's Electronic Order and Electronic Maintenance web-based interfaces, and TTR ends at the time that AT&T notifies CUSTOMER that the trouble has been resolved. The TTR is rounded to the next whole minute.

                           2. For Domestic ATM PVCs or Domestic Ports, this SLA does not include troubles caused by failures in CUSTOMER provided access lines.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 18 of 22


                           3. For Frame Relay Domestic PVCs or Domestic Ports, this SLA includes troubles caused by failures in AT&T provided access lines.

                           4. If AT&T fails to restore an outage of a Domestic PVC or Domestic Port (i) within 4 hours after CUSTOMER has reported the trouble, or (ii) within 8 hours after CUSTOMER has reported the trouble and a technician is required to be dispatched to CUSTOMER's premise, AT&T will apply a Performance Credit against CUSTOMER's current ATM bill in an amount equal to CUSTOMER's discounted Monthly Charges for such Domestic PVC or Domestic Port multiplied by 100%. CUSTOMER must release the Domestic Port or Domestic PVC and provide access to CUSTOMER's premises, as required, for testing by AT&T and to fix the trouble.

                  E.       TRANSIT DELAY (TD).

                           1. The Transit Delay SLA for Domestic PVCs is no more than 120 milliseconds of Delay (no more than 140 milliseconds of Delay if the Domestic PVC is connected to a Hawaii, Puerto Rico or US Virgin Island Port), measured Round Trip, excluding access and CUSTOMER Premises Equipment.

                           2. If CUSTOMER reports a Domestic PVC delay problem and AT&T's testing verifies that the delay exceeds 120 milliseconds (or, if applicable, 140 milliseconds) Round Trip and AT&T fails to remedy the problem within sixty (30) days, AT&T will apply a Performance Credit against CUSTOMER's current ATM bill in an amount equal to CUSTOMER's discounted Monthly Charges for such Domestic PVC for each month (or part of a month) thereafter that the problem continues unremedied. CUSTOMER must release the Domestic PVC and provide access to CUSTOMER's premises, as required, for testing by AT&T and to fix the trouble.

         10.      E2E ATM PERFORMANCE OBJECTIVES.

                  A. On Time Provisioning (OTP) Performance Objective. AT&T shall provision PVC's at each CUSTOMER site on or before a mutually agreed CUSTOMER Committed Date
                           (CCD) for such site. (If no agreement can be reached as to a CCD for a given site, CUSTOMER may cancel the order for such site in accordance with Section 1 hereof). If AT&T fails to meet such CCD, the customer is entitled to a one-time OTP Credit as specified in Table 5.1. In order to receive any OTP Credit, CUSTOMER must request the credit in writing within thirty (30) days after the last day of the calendar month in which the delay occurred. CUSTOMER

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 19 of 22


                           compensation credits are applied monthly to the CUSTOMER's ATM Bill as a billing adjustment.


--------------------------------------------------------------------------------
ON-TIME PROVISIONING (OTP) CREDITS
--------------------------------------------------------------------------------
DELAY PAST CCD                         ONE-TIME CREDIT
--------------------------------------------------------------------------------
1-5 business days                      50% of one month's discounted Monthly
                                       Charge for each Port and associated PVC
                                       whose installation is delayed.
--------------------------------------------------------------------------------
  5 business days                      100% of one month's discounted Monthly
                                       Charge for each Port and associated PVC
                                       whose installation is delayed.
--------------------------------------------------------------------------------

                  B. Time to Restore (TTR) Performance Objective. AT&T shall restore an outage of a PVC or Port attributable to AT&T fault within 6 hours after CUSTOMER has reported the trouble, or within 10 hours after the customer report if a technician is required to be dispatched to the CUSTOMER's premise, as specified in the following Table. "Outage" means total unavailability of Service utilizing PVC's based on CUSTOMER Reported Troubles (CRTs) and not System Reported Troubles (SRTs). An PVC or Port will be deemed available so long as CUSTOMER is able to send traffic from a customer premises via local access to the Port or PVC for ingress and have the traffic be accepted and sent via the port into the network for transport to the designated egress port. In order to receive any TTR Credit, CUSTOMER must request the credit in writing within thirty (30) days after the last day of the calendar month in which the failure occurred. CUSTOMER compensation credits are applied monthly to the CUSTOMER's ATM Bill as a billing adjustment. TTR Credits for any month shall not to exceed 20% of CUSTOMER's discounted Monthly Charges for AT&T E2E ATM Services for the same month.


--------------------------------------------------------------------------------
TIME TO RESTORE (TTR) CREDITS
--------------------------------------------------------------------------------
TIME TO RESTORE                       TTR CREDIT
--------------------------------------------------------------------------------
 6 hours (without a Technician)       10% of one month's discounted Monthly
                                      Charges for such PVC or Port
--------------------------------------------------------------------------------
10 hours (with a Technician)          20% of one month's discounted Monthly
                                      Charges for such PVC or Port
--------------------------------------------------------------------------------

                           TIME-TO-RESTORE CREDITS ARE CALCULATED AS FOLLOWS:
                           Calculations will be based on troubles reported by CUSTOMER (CRT's) using AT&T's designated ATM Service reporting procedures. "Time to Restore" begins when the CUSTOMER reports the trouble and releases the affected components to AT&T and ends when AT&T notifies the CUSTOMER that the problem has been resolved and the components are available to the CUSTOMER to use.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 20 of 22


                  C. NETWORK AVAILABILITY (NA) PERFORMANCE OBJECTIVE. Network Availability for CUSTOMER's AT&T E2E ATM network shall meet or exceed the levels specified in the following Table for the applicable type of Service. NA Credits be calculated and provided separately for each type of Service as specified below for any month in which Network Availability falls below the NA Performance Objective for the specified Category in such month due to outage, net of any OTP and TTR Credits applicable for the same month. Availability means the percent of the time during the given calendar month that CUSTOMER is able to send traffic from a customer premises via local access to an ingress port and have the traffic be accepted and sent via the port into the network for transport to the designated egress port. Availability will be measured end-to-end, between facility demarcations (Network Terminating Unit or NTU) on the customer premises, including access but excluding CPE (e.g., DSU/CSUs and Routers). Outage time begins when the CUSTOMER reports the trouble and releases the affected components to AT&T and ends when AT&T notifies the CUSTOMER that the problem has been resolved and the components are available to the CUSTOMER to use. Outage time does not include scheduled network upgrade/maintenance time or outages not attributable to AT&T fault.

--------------------------------------------------------------------------------
Network Availability Objectives and Credits
--------------------------------------------------------------------------------
E2E ATM                                           Availability = 99.70%
--------------------------------------------------------------------------------
Total Affected CUSTOMER PVCs                      NA Credit
--------------------------------------------------------------------------------
1-29 PVCs                                         5% of one month's discounted
                                                  Monthly Charge for each PVC
--------------------------------------------------------------------------------
30-49 PVCs                                        10% of one month's discounted
                                                  Monthly Charge for each PVC
--------------------------------------------------------------------------------
50-99 or more PVCs                                20% of one month's discounted
                                                  Monthly Charge for each PVC
--------------------------------------------------------------------------------

                           1.       Network Availability is calculated as
                                    follows:

                                    100 * (1 - (Sum of Outage Duration/Total
                                    Available Time)

                                    The "Sum of Outage Duration" is the total of the outage time, in minutes, of all PVCs affected by network outages reported by the CUSTOMER during the month.

                                    "Total Available Time" = (average number of
                                    PVCs in service during the month) * (days in month) * (minutes per day). The "average number of PVCs in service during the month" is the sum of the total number of PVCs in service at the end of each calendar day during the month divided by the number of days in the month.

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 21 of 22


                           2. Network Availability Credits will be calculated as follows: Percentage * (Total PVC discounted Monthly Charges for month - Credits applied for On-Time Provisioning
                                    (OTP) for the month, Time-to-Restore (TTR).
                                    NOTE: although Network Availability is
                                    measured NTU to NTU, credits are not applied against access charges.

                                        Example:

                                        During a month with 30 days a CUSTOMER
                                        has an average of 75 PVCs in-service.
                                        During the month the CUSTOMER reported
                                        the following troubles:

                                        1. Network failure that caused outage of 20 PVCs for 3 hours and 32 minutes.

                                        2. Network failure that caused outage of 15 PVCs for 29 minutes.

                                        3. Network failure that caused outage of 15 PVCs for 5 hours and 10 minutes.

                                        4. Network failure that caused outage of 25 PVCs for 8 hours and 47 minutes.

                                        Sum of Outage Duration = (20 * 212) +
                                        (15 * 29) + (15 * 310) + (25 * 527) =
                                        20,950 minutes

                                        Total Available Time = (75) * (30) *
                                        (24 * 60)

                                        = 3,240,000 minutes

                                        Network Availability = 100 *
                                        (1 - (20,950 / 3,240,000)) = 99.35%

                                        Because the Network Availability for the month is less than 99.70%, the CUSTOMER is entitled to the following Network Availability credit:

                                        Total discounted Monthly Charges for
                                        PVCs in service related to the AT&T E2E
                                        ATM Service for such month: $151,720.00

                                        Applicable Percentage based on an
                                        average of 75 PVCs in service during the month: 20%

AT&T ASYNCHRONOUS TRANSFER MODE (ATM)
SERVICE DESCRIPTION                                                Page 22 of 22


                                        Credit Calculation for Network
                                        Availability = .20 * ($151,720.00) =
                                        $30,344.00

================================================================================
                                End of Attachment

AT&T ATM AND FRAME RELAY
SERVICE TERMS AND PRICING

          AT&T ATM AND FRAME RELAY SERVICE TERMS AND PRICING ATTACHMENT

CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:                                (by CUSTOMER)
                               --------------------------------

                                                                (by AT&T)
                               --------------------------------


================================================================================

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Carrier Agreement and the applicable Tariffs specified below.

       A. AT&T ASYNCHRONOUS TRANSFER MODE (ATM) SERVICE. AT&T Asynchronous Transfer Mode (ATM) Service, as described in the AT&T ATM Service Description Attachment, consisting of the following services:

              1.     AT&T Domestic ATM Service.

              2.     AT&T Local ATM Service.

              3. AT&T International ATM Service, consisting of AT&T Bilateral ATM Service.

       B. AT&T INTERSPAN(R) FRAME RELAY SERVICES. AT&T InterSpan Frame Relay Services (AT&T Tariff F.C.C. No. 4, as amended from time to time) consisting of:

              1.     AT&T InterSpan Frame Relay Service

              2.     AT&T International InterSpan Frame Relay Service

2. TERM AND COMMITMENT. The Term and Volume Commitments applicable to the Services provided under this Attachment are set forth in the Term and Commitment Attachment to this Agreement. The Services provided under this Attachment are Covered Data Services for purposes of the Term and Commitment Attachment.

3. RATES AND CHARGES. The Recurring and Nonrecurring Rates and Charges for the Services provided under this Attachment are as provided in the Pricing Schedule to this Attachment.

4. DISCOUNTS. The discounts provided in the Pricing Schedules to this Attachment are the only discounts for the Services provided under this Attachment. No other discounts apply.

5.     MONITORING CONDITIONS. None.

6. CREDITS AND WAIVERS. Except as specified in Section 8 of the AT&T ATM Service Description Attachment (SLAs), the following credits and waivers are the only credits

AT&T ATM AND FRAME RELAY                                             Page 2 of 3
SERVICE TERMS AND PRICING


and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

A. NON RECURRING INSTALLATION CHARGE WAIVER. AT&T will waive the Nonrecurring Installation Charges associated with the installation of certain Services or service components provided under this Attachment. No waiver applies to Services or service components that are disconnected and reconnected after this Attachment is made part of the Agreement.

     1. Minimum In-Service Period. A twelve month Minimum In-Service Period applies for any service components installed subject to a waiver of Installation Charges. If any such service component is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the Installation Charges previously waived for that service component.

     2. Charges Covered by Waiver. This Installation Charge Waiver applies only to the following charges that would otherwise be incurred for Services provided under this Attachment:

     (a) PVC Installation Charge. PVC Installation Charges for the following AT&T ATM Services provided under this Attachment:

               (1)  Domestic ATM - Class C VBR NRT PVC

               (2)  Domestic ATM - Class A CBR PVC

               (3)  Domestic FRS/ATM Interworking PVCs

               (4)  Local ATM - Class C VBR NRT PVC

               (5)  Local ATM - Class A CBR PVC

               (6)  Local ATM Interworking PVCs

               (7)  International Bilateral ATM Class A CBR PVC

               (8)  International Bilateral ATM Class C VBR NRT PVC

     (b) Port Installation Charge. Port Installation Charges for the following AT&T ATM Services provided under this Attachment:

               (1)  Domestic ATM Ports

               (2)  Domestic FRS/ATM Interworking Ports

               (3)  Local ATM Ports

               (4)  Local FRS/ATM Interworking Ports

                    (5)  International U.S. Global ATM Ports

          (c) AT&T FRVPP-Eligible Frame Relay Services - Installation Charges for AT&T Frame Relay Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 4, as amended from time to time, would be eligible to receive discount under the Tariff 4 Frame Relay Volume Pricing Plan;

7. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

     A. DETARIFFING. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation, unless modified by this Attachment or Agreement.

     B. DEFINITIONS. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

          1. Class "C" VBR NRT PVCs. - VBR-NRT calls may be uni-directional (forward direction call only) or bi-directional (forward and backward direction). Calls may also be asymmetrical. VBR-NRT usage charges are based on the ATM PVC CIR and the Sustained Cell Rate (SCR) and the connection speed and the duration of the call are rounded up to the nearest one-tenth of a second.

          2. Class "A" CBR PVCs. - CBR calls may be uni-directional (forward direction call only) or bi-directional (forward and backward direction). Calls may also be asymmetrical. CBR usage charges are based on the ATM PVC CIR and the Peak Cell Rate (PCR), and the connection speed and the duration of the call are rounded up to the nearest one-tenth of a second.

AT&T SDN AND 800 SERVICES TERMS AND PRICING                          Page 1 of 4


             AT&T SDN AND 800 SERVICES TERMS AND PRICING ATTACHMENT


CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:                          (by CUSTOMER)
                                ------------------------

                                                         (by AT&T)
                                ------------------------


===============================================================================

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

     A. AT&T SDN SERVICE. AT&T Software Defined Network (SDN) Services (AT&T Tariff F.C.C. No. 1, as amended from time to time) consisting of AT&T Customer SDN Service and International Calling Capability, and Network Remote Access Options I and II.

     B. AT&T MEGACOM 800 SERVICES. AT&T MEGACOM 800 Services (AT&T Tariff F.C.C. No. 2, as amended from time to time) consisting of AT&T MEGACOM 800 Service, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, and AT&T MEGACOM 800 Service-Overseas.

     C. AT&T 800 READYLINE SERVICES. AT&T 800 READYLINE Services (AT&T Tariff F.C.C. Nos. 2 and 14, as amended from time to time) consisting of AT&T 800 READYLINE, AT&T 800 READYLINE - Puerto Rico and the U.S. Virgin Islands, AT&T 800 READYLINE - Canada, AT&T 800 READYLINE - Mexico, and AT&T 800 READYLINE - Overseas, including AT&T Advanced 800 Service features.

     D. ACCESS CONNECTIONS. AT&T Private Line Service (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of AT&T ACCUNET(R) T1.5 Service Access Connections.

     E. AT&T LOCAL CHANNEL SERVICES. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of AT&T TERRESTRIAL 1.544 Mbps Local Channel Services.

2. TERM AND COMMITMENT. The Term and Volume Commitments applicable to the Services provided under this Attachment are set forth in the Term and Commitment Attachment to this Agreement. The Services provided under this Attachment are Covered Voice Services for purposes of the Term and Commitment Attachment.

3. RATES AND CHARGES. The Rates and Charges for the Services provided under this Attachment are the same as the undiscounted Rates and Charges under the applicable

AT&T SDN AND 800 SERVICES TERMS AND PRICING                          Page 2 of 4

     Tariffs, as amended from time to time, except as provided in Schedule 1 (Rates and Discounts) to this Attachment.

4. DISCOUNTS. No discounts apply for the Services provided under this Attachment.

5. CREDITS AND WAIVERS. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

     A. INSTALLATION CHARGE WAIVER. AT&T will waive the Nonrecurring Installation Charges associated with the installation of certain Services or service components provided under this Attachment. No waiver applies to Services or service components that are disconnected and reconnected after this Attachment is made part of the Agreement. The maximum combined value of the Installation Charges that will be waived under this Section shall not exceed $75,000.00 during the Term of this Attachment.

          1. Minimum In-Service Period. A twelve-month Minimum In-Service Period applies for any service components installed subject to a waiver of Installation Charges. If any such service component is disconnected prior to the end of the Minimum In-Service Period. CUSTOMER will be billed for the Installation Charges previously waived for that service component.

          2. Charges Covered by Waiver. This Installation Charge Waiver applies only to the following charges that would otherwise be incurred for Services provided under this attachment:

               (a)  AT&T SDN Service - Service Establishment Charge.

               (b)  Per Dynamic Arrangement Per SDDN Location-USOC SMOCC

               (c)  Per VON Location util. Digital Special Access-USOC SMOVN

               (d)  Per VON Location util. Digital Switched Access-USOC SMOV1

               (e)  Overtime Charge-USOC NROEO

               (f) AT&T MEGACOM 800 Service - Service Establishment Installation Charge per routing arrangement, per AT&T MEGACOM 800 Service Central Office (USOCs SG7B and SG7C).

               (g) AT&T ACCUNET T1.5 Service Access Connections - Installation Charges for AT&T ACCUNET T1.5 Service Access Connections (USOC O41AC), when the Access Connection is ordered to connect to another service provided under this Attachment.

                                                                     Page 3 of 4
AT&T SDN AND 800 SERVICES TERMS AND PRICING

          (h) AT&T Nodal T1 Local Channel Services - Installation Charges for AT&T TERRESTRIAL 1.544 Mbps Local Channel Services and the associated Access Coordination Function (USOC AHO), when the Local Channel is ordered to connect to another service provided under this Attachment.

6. MONITORING CONDITIONS. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any month of the Term, AT&T may assess a Non-compliance Charge. Unless otherwise provided, the Non-compliance Charge is equal to 20% of the undiscounted usage charges incurred under this Attachment during that month.

    A. At least 50% of the domestic minutes of use of AT&T SDN Service must be for interstate calling.

    B. At least 50% of the domestic minutes of use of AT&T MEGACOM 800 Service must be for interstate calling.

    C. The Average Length of Call for domestic AT&T SDN Service must be at least 2.0 minutes.

    D. The Average Length of Call for domestic AT&T READYLINE 800 Service must be at least 2.0 minutes.

    E. The Average Length of Call for domestic AT&T MEGACOM 800 Service must be at least 2.0 minutes.

7. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

    A. DETARIFFING. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation, unless modified by this Attachment or the Agreement.

    B. DEFINITIONS. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

    C. BENCHMARKING. During the last four months of each year of the Term (except for the last), CUSTOMER may initiate a Benchmarking Review by providing credible evidence of pricing or offers from other top tier providers (i.e., from any

                                                                     Page 4 of 4
AT&T SDN AND 800 SERVICES TERMS AND PRICING

     RBOC or any of the other top three providers of long distance voice service, as measured by total annual domestic minutes of use) for domestic voice services under similar terms and conditions to those applicable to the Services provided under this Attachment. If CUSTOMER would realize an overall 'net economic benefit' (the net economic benefit to CUSTOMER will be determined based on the net cost to CUSTOMER under the terms of the competitive offer, compared to the net cost to CUSTOMER under the terms of this Agreement, for the services subject to the competitive offer) under such a competitive offer as compared to buying service from AT&T under this Agreement, and AT&T does not elect to match the competitive offer, then CUSTOMER may reduce the VMARC for the following year by 110% of the revenue value of the minutes covered by the competitive offer, subject to the following percentage reduction caps (the percentage reduction caps are applied based on the original VMARC, without taking into account any adjustments to the VMARC):

Year for which VMARC may be reduced       Percentage Reduction Cap
-----------------------------------       ------------------------
              Year 2                                10%
              Year 3                                10%

     Benchmarking comparisons shall not be made to spot market pricing.

===============================================================================
                               End of Attachment

                                                                     Page 1 of 4
TERM AND COMMITMENT

                         TERM AND COMMITMENT ATTACHMENT
                         ______________________________

CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement:________________________ (by CUSTOMER)


                               ________________________ (by AT&T)


================================================================================

This Attachment sets forth the provisions regarding Term, Purchasing Commitments, and Termination that apply with respect to the Covered Voice Services and Covered Data Services (collectively, the "Covered Services").

1.     TERM.
       ____

       A. COVERED VOICE SERVICES. The Term applicable to the Covered Voice Services is three years with respect to domestic services, and five years with respect to international services.

       B. COVERED DATA SERVICES. The Term applicable to the Covered Data Services consists of an Ordering Period and a Circuit Ramp-Down Period.

              1. ORDERING PERIOD. The Ordering Period is three years with respect to domestic services, and five years with respect to international services.

              2. CIRCUIT TERM. A separate Circuit Term may apply with respect to Covered Data Services, to the extent provided in the applicable Attachment.

              3. CIRCUIT RAMP-DOWN PERIOD. The Circuit Ramp-Down Period begins on the first day after the end of the Ordering Period, and ends on the last day of the last remaining Circuit Term. CUSTOMER may not submit new service orders under this Agreement during the Circuit Ramp-Down Period. During the Circuit Ramp-Down Period, all rates and charges (other than rates and charges applicable to channels with an unexpired Circuit Term) are subject to change by AT&T upon thirty days' notice.

       C. COMMENCEMENT OF TERM. For each Covered Service, the Term begins either on the Customer's Initial Service Date (CISD) or on the first day of the bill cycle for that Service during the first full billing month after the CISD. Different Covered Services may have different billing cycles, and so the billing months may be staggered. For each Service, however, the Term will begin no more than one month after the CISD. The CISD is the same as the Redemption Date, as that term is defined under the Separation and Distribution Agreement.

TERM AND COMMITMENT                                                 Page 2 of 4




2. PURCHASE COMMITMENTS. The following Minimum Revenue Commitments apply under this Attachment.

     A.  MINIMUM ANNUAL REVENUE COMMITMENTS.

         1. The Voice Minimum Annual Revenue Commitment ("VMARC") is $75,100,000. CUSTOMER commits that the VMARC-Eligible Charges it incurs during each year of the Term will equal or exceed the VMARC.

         2. The VMARC-Eligible Charges consist of the domestic usage charges and monthly recurring charges for AT&T Services provided under this Agreement that are identified in a Service Terms and Pricing Attachment as Covered Voice Services, before application of any discounts and credits.

         3. The Data Minimum Annual Revenue Commitment ("DMARC") is $36,400,000. CUSTOMER commits that the DMARC-Eligible Charges it incurs during each year of the Term will equal or exceed the DMARC.

         4. The DMARC-Eligible Charges consist of the domestic usage charges and monthly recurring charges for AT&T Services provided under this Agreement that are identified in a Service Terms and Pricing Attachment as Covered Data Services, before application of any discounts and credits.

         5. If the applicable MARC-Eligible Charges CUSTOMER incurs during any year of the term are less than the applicable MARC, CUSTOMER will be considered in Shortfall and the difference between the applicable MARC and the applicable MARC-Eligible Charges incurred by CUSTOMER in that year will be referred to as the "Shortfall Amount". If CUSTOMER is in Shortfall, the Shortfall Amount will be added to the corresponding MARC for the following year of the Term. If CUSTOMER is in Shortfall for the third year of the Term, then CUSTOMER will pay a Shortfall Charge equal to forty percent (40%) of the difference between the applicable MARC and the amount of the applicable MARC-Eligible Charges. In the event of a Change of Control of CUSTOMER, the MARC will be changed to 90% of the MARC-Eligible Charges CUSTOMER incurred during the twelve full billing months immediately preceding the Change of Control and CUSTOMER's right to rollover the Shortfall Amount from one year to the next will terminate (except the MAVC will not be so changed and such rollover right shall not terminate if AT&T elects to terminate the entire Agreement as a result of such Change of Control). In the event such rollover right is terminated, if CUSTOMER is in Shortfall at the end of a year of the Term, CUSTOMER will pay a Shortfall Charge equal to forty percent (40%) of the difference between

TERM AND COMMITMENT                                                  Page 3 of 4


               the applicable MARC and the amount of the applicable MARC-Eligible Charges.

     B.   INTERNATIONAL COMMITMENT.

          1. Except as provided in Section 2.B.2. of this Attachment, CUSTOMER is required to obtain all of its requirements for international telecommunications services from AT&T during the Term to the same extent that AT&T is required to obtain all of its requirements for international telecommunications services from Concert under the terms of the Framework Agreement.

          2. In the event that CUSTOMER merges with or acquires another company, CUSTOMER will be required to obtain a percentage of its requirements for international telecommunications services from AT&T during the remainder of the Term. The required percentage shall be determined as of the effective date of the merger or acquisition as the quotient of the total international usage and recurring charges incurred by CUSTOMER for the three full billing months preceding the effective date of the merger or acquisition divided by the total international usage and recurring charges incurred by CUSTOMER and by the merged or acquired company combined for the same period.

3. TERMINATION CHARGE. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the applicable Tariffs.

     A. If CUSTOMER terminates this Attachment prior to the end of the Term (except for a termination due to AT&T's breach of the Agreement or due to a Change of Control of AT&T), or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. With respect to domestic Covered Services, the Termination Charge will be an amount equal to 40% (or such lower percentage termination charge as AT&T provides to any other similarly situated customer of the Services provided under this Attachment) of the unsatisfied MARC for the year in which the termination occurs, plus 40% (or such lower percentage termination charge as AT&T provides to any other similarly situated customer of the Services provided under this Attachment) of the MARC for each year remaining in the Term. With respect to international Covered Services, the Termination Charge will be 40% (or such lower percentage termination charge as AT&T provides to any other similarly situated customer of the Services provided under this Attachment) of the average monthly charge for such service in the three months prior to termination times the number of months remaining in the Term. This Termination Charge

TERM AND COMMITMENT

       will be AT&T's exclusive remedy for the termination of the Attachment or Service provided under this Attachment.

================================================================================
                               End of Attachment

AT&T LOCAL SERVICES - PRIMEINTERCONNECT                             Page 1 of 3
SERVICE TERMS AND PRICING


  AT&T LOCAL SERVICES - PRIMEINTERCONNECT SERVICE TERMS AND PRICING ATTACHMENT


CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Master Carrier Agreement: ________________ (by CUSTOMER)

                                               ________________ (by AT&T)
================================================================================

1. SERVICES PROVIDED. AT&T will provide an 800/8YY call completion service known as PrimeInterconnect to CUSTOMER under the terms of this Attachment to the Master Carrier Agreement and under the terms of the applicable Tariffs.

         Customer agrees to acquire Digital Transmission Service trunks ("DTS Trunks") at the rates established in Schedule 1 and under the terms of the AT&T Local Services - Dedicated Transport Services Terms and Pricing Attachment to the Master Carrier Agreement (the "DTS Attachment") and in the quantities and at the locations set forth in the Service Order Forms. AT&T will use those DTS Trunks for the transport of 800/8YY calls from the originating end-users served by Customer to the Interexchange Carrier ("IXC") providing the InterLATA 800/8YY services or to the Local Exchange Company ("LEC") providing the IntraLATA 800/8YY services.

         The PrimeInterconnect Service may be provided in each metropolitan area by a wholly owned subsidiary of AT&T. AT&T will notify CUSTOMER from time to time of the identity of each such subsidiary. In the event of a conflict between a term of this Agreement and a term of the applicable Tariffs or Service Order Forms, the term of this Agreement will control.

2. ORDERING PROCEDURES. CUSTOMER shall order sufficient DS-1 or DS-3 DTS Trunks from CUSTOMER's switch to AT&T's switch at the locations designated in Attachment 2. The DTS Trunks shall: (a) be engineered as one way trunks for calls originating from CUSTOMER's switch; (b) be provisioned to support 64kb Clear Channel Services; (c) transport only originating 800/8YY calls from the CUSTOMER's switch to the in-LATA AT&T switch; (d) utilize SS7 signaling; and (e) permit transport of the 800/8YY calls to the AT&T in-LATA switch without additional digits such as routing digits.

3. TERM. The Term of this Attachment is as provided in the DTS Attachment except that the Circuit Term for any DTS Trunks installed as of the Contract Effective Date will be two years from the Contract Effective Date (AWS proposal, instead of three in DTS STP).

4. RATES AND CHARGES. The rates for the ALS-DTS Trunks used to provide the PrimeInterconnect Service are set forth in Schedule 1 of this Attachment. AT&T

AT&T LOCAL SERVICES - PRIMEINTERCONNECT                             Page 2 of 3
SERVICE TERMS AND PRICING


         reserves the right to change the rates for any Services not yet ordered under this Attachment.

5. CREDITS AND WAIVERS. Credit allowances will be applied for Digital Transmission Service outages in accordance with the provisions of the applicable Tariff. No other promotions, credits or waivers apply.

6.       CLASSIFICATIONS, PRACTICES AND REGULATIONS

         A. DETARIFFING. If, during the Term of this Attachment, the Tariff referenced herein is canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such Tariff that had been applicable to the services provided under this Attachment will continue to apply, based on the language of the Tariff in effect as of the date of cancellation, unless modified by this Attachment or the Agreement.

         B. DEFINITIONS. Terms not otherwise defined in this Attachment below or in the Agreement have the meanings provided in the applicable Tariffs.

                  1. Point of Demarcation - shall mean the interface (CUSTOMER provided DSX jack, or other mutually agreed equipment) between AT&T and CUSTOMER at CUSTOMER's Point of Presence.

7.       RESPONSIBILITIES OF THE PARTIES

         A.       CUSTOMER

                  1. CUSTOMER will route 800/8YY calls to the in-LATA AT&T Class 5 switch over the dedicated DTS Trunks ordered under Section 2. LATA boundaries for purposes of this Attachment are those defined by the predominant LEC in each serving area.

                  2. CUSTOMER will submit a non-binding forecast of originating minutes of use for each city/area served under this Attachment and, to the extent possible, for each 800/8YY service provider. The forecast will be submitted on a quarterly basis and will include the next twelve month period of service.

         B.       AT&T

                  1. 800/8YY CALL COMPLETION. AT&T will receive the calls destined for 800/8YY telephone numbers, perform the 800 Portability Database dip to

AT&T LOCAL SERVICES - PRIMEINTERCONNECT                             Page 3 of 3
SERVICE TERMS AND PRICING


                           identify the service provider for the 800/8YY call and switch and transport the call to such service provider.

                  2. USAGE STATEMENTS. AT&T will provide CUSTOMER with a monthly statement setting forth, by CUSTOMER location and specific trunk group, the minutes of use generated by 800/8YY calls.


         C. ADDITIONAL DTS RESPONSIBILITIES. The responsibilities of the parties set forth in this Section 7 apply in addition to the responsibilities of the parties with respect to DTS Trunks, as set forth in the DTS Attachment.


8.       NETWORK STANDARDS AND MAINTENANCE


         The parties will work cooperatively to provision and maintain a reliable network to support the PrimeInterconnect Service. The parties will exchange appropriate information, such as provisioning center contact numbers; maintenance contact numbers; escalation procedures; and network information, to achieve the desired reliability. In addition, at the request of AT&T, CUSTOMER will provide AT&T with the information specified in Schedule 2. Each party is responsible to follow the standards that may be agreed to between the parties. Each party is responsible to employ characteristics and methods of operation that will not interfere with or impair the service of the facilities of the other party.


================================================================================
                                End of Attachment

AT&T TELECONFERENCING SERVICES
SERVICE ORDER ATTACHMENT



                    AT&T TELECONFERENCE WEB MEETING SERVICES
                            SERVICE ORDER ATTACHMENT

-------------------------------------------------------------------------------------------------
    CUSTOMER LEGAL NAME                AT&T CORP. ("AT&T")        AT&T SALES CONTACT INFORMATION
   ("CUSTOMER" OR "YOU")
-------------------------------------------------------------------------------------------------
  AT&T Wireless Services, Inc.   AT&T Corp.                       Name: Rick Miller
                                                                  Telephone:
                                                                  Email:
                                                                  Sales Strata: Service Provider
                                                                                Markets
-------------------------------------------------------------------------------------------------
  CUSTOMER BILLING ADDRESS       CUSTOMER ACCOUNT INFORMATION       AT&T AUTHORIZED AGENT INFO.
                                                                         (IF APPLICABLE)
-------------------------------------------------------------------------------------------------
  Enter Billing Address          CUSTOMER Account Number or       Name:
  (press shift-enter for line    Master Account Number:           Company Name:
  break)                                                          Telephone:
                                                                  Email:
                                                                  Agent Code:
-------------------------------------------------------------------------------------------------
DATE OF EXECUTION OF AGREEMENT   DATE OF EXECUTION OF AGREEMENT
         (BY CUSTOMER)                    (BY  AT&T)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

Except as provided in this Service Order Attachment, the service descriptions, pricing information and other terms and conditions relating to AT&T Teleconference Web Meeting Services in the AT&T Service Guide at URL http://www.att.com/abs/serviceguide, as amended from time to time, apply and are incorporated into this Service Order Attachment by this reference. In the event of conflict among terms, the order of priority shall be this Service Order Attachment, the AT&T Service Guide and then the Agreement's General Terms and Conditions. Except to the extent any change would be inconsistent with the terms of this Attachment, AT&T may change the Service as provided to CUSTOMER from time to time by publication of the changes in the AT&T Service Guide. Changes to the AT&T Service Guide on the website that are not inconsistent with the terms of this Attachment will be binding on both AT&T and the CUSTOMER as of the date the change is posted. For terms set for this in this Attachment, this Attachment shall control.

This Service Order Attachment is effective when the Attachment is made part of the Agreement.

--------------------------------------------------------------------------------
CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS SERVICE ORDER
 ATTACHMENT AND THE APPLICABLE PARTS OF THE AT&T SERVICE GUIDE AND AGREES TO BE
                                 BOUND BY THEM.
--------------------------------------------------------------------------------

AT&T TELECONFERENCING SERVICES
SERVICE ORDER ATTACHMENT


TERMS AND CONDITIONS AND PRICING
- Except as otherwise provided in this Attachment, the provisions, rates and regulations that apply to the Services specified in Section 1. ("Services Provided"), are as set forth in AT&T Tariff F.C.C. No. 1, as amended from time to time (the "Applicable Tariffs").

1. SERVICES PROVIDED
-    AT&T Audio-Teleconference Bridge Service
-    AT&T Video - Teleconference Bridge Service
-    AT&T Event TeleConference Service
-    AT&T Web Meeting

2. TERM AND COMMITMENT
The Term and Volume Commitments applicable to the Services provided under this Attachment are set forth in the Term and Commitment Attachment to this Agreement. The Services provided under this Attachment are Covered Voice Services for purposes of the Term and Commitment Attachment.


3. RATES AND CHARGES
The rates and charges for the Services Provided under this Attachment are the same as the undiscounted rates and charges under the applicable Tariffs, as amended from time to time, except as specified in this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, or any other governmental entity or authority, concerning (i) compensation of payphone service providers, (ii) universal service fund ("USF") charges, (iii) presubscribed interexchange carrier charges ("PICCs"), or (iv) other governmental charges or fees imposed in connection with the provision of Services, or to reasonably reflect charges or payment obligations imposed on AT&T related to termination of domestic or international calls to mobile numbers. Any change in rates under this provision will be reasonably designed to recover AT&T's costs associated with the charges or obligations imposed on AT&T giving rise to the right to change such rates (subject to operational constraints and billing capabilities). Rate changes (upward and downward) will be applied to CUSTOMER in the same manner as applied generally to other AT&T customers.


A. WEB MEETING SERVICES
         Web Meeting usage charges are $.33 cents per minute multiplied by the number of users to determine the total usage minutes. Charges for AT&T Web Meeting Service is in addition to applicable charges for AT&T Audio Conference Service which must be used in conjunction with Web Meeting Service.

B. AT&T VIDEO - TELECONFERENCE BRIDGE SERVICE

DOMESTIC

Dial-Out 128K domestic                                $1.00/min.
(bridging plus LD/transport)

Dial-Out 384K domestic                                $1.50/mi.
(bridging plus LD/transport)

Dial-In Bridge Port Charges                           $0.75/min.
(bridging only; pay own LD/transport to the bridge)

US TO INTERNATIONAL                 DISCOUNTED
                                    RATE
         SPEED                      PER MINUTE
         -----                      ----------
                                    BAND ONE
         112K/128K                  $2.49
         336K/384K                  $5.99

AT&T TELECONFERENCING SERVICES
SERVICE ORDER ATTACHMENT


                                    BAND TWO

         112K/128K                  $3.39
         336K/384K                  $8.99

                                    BAND THREE

         112K/128K                   $4.29
         336K/384K                  $10.99


C. AT&T AUDIO-TELECONFERENCE BRIDGE SERVICE

         Rates Are stabilized for the Attachment Term.

                                                                   Usage Charge
                    Call Type                                       Per Minute
                    ---------                                       ----------
AT&T Dial-Out/Operator Assisted Conference Calls
   Bridge Port Usage Charge                                            $.125
   Conference Leg Usage Charge                                         $.145

Meet-Me/Operator Assisted Bridge Arrangement Option 2/800
   Bridge Port Usage Charge                                            $.125
   Conference Leg Usage Charge                                         $.055

Meet-Me/Automated Access Bridge Arrangement Option 2/800
   Bridge Port Usage Charge                                            $.085
   Conference Leg Usage Charge                                         $.055

Meet-Me/Automated Access Bridge Arrangement Option 2/800/
Reservationless
   Bridge Port Usage Charge                                            $.085
   Conference Leg Usage Charge                                         $.055

Meet Me/Operator Assisted Bridge Arrangement Option 3/
Caller Paid
   Bridge Port Usage Charge                                            $.125

Meet-Me/Automated Access Bridge Arrangement Option 3/
Caller Paid
   Bridge Port Usage Charge                                            $.09

Meet-Me/Automated Access Bridge Arrangement Option 3/
Caller Paid/Reservationless
   Bridge Port Usage Charge                                            $.085

AT&T EVENT TELECONFERENCE SERVICE
-    Are stabilized for the Attachment Term.

                    Call Type                      Price Per Port
                 Dial In/Dial Out                   Minute of use
                 ----------------                   -------------
             Domestic Operator Dial Out                  $.55
             Domestic Toll Free Dial In                  $.45
             Domestic Caller Paid Dial In                $.40

AT&T TELECONFERENCING SERVICES
SERVICE ORDER ATTACHMENT



4. DISCOUNTS-None

5. CLASSIFICATIONS, PRACTICES AND REGULATIONS

5.1 PROMOTIONS
The Customer is ineligible for any promotions, credits filed in AT&T Tariffs.

5.2 WAIVERS
AT&T will waive the following installation charges:

5.2.1 The Set-Up Charge for each called station established on the conference with the assistance of an operator

5.2.2 The Nonrecurring Charge for each Meet-Me Bridge Arrangement.


6. ADDITIONAL TERMS AND CONDITIONS

6.1 SCOPE AND SERVICE DESCRIPTION
This Service is a Data Conference Service that is used in conjunction with AT&T Audio Conferences to enable Customers to present, collaborate, share files/applications and modify documents via the Internet. Specific Web Meeting Services Feature Descriptions are as set forth in sub-paragraph 2 below.


6.2 FEATURE DESCRIPTION
The following features are currently available for this Service, as may be modified from time to time:

(a) PRESENTATION MODE. This is targeted at "one to many" applications, and facilitates one way transmission of documents such as spreadsheets and slide presentations. For example, Keynote addresses, shareholder meetings, press conferences, and virtual class rooms can all be conducted in a "broadcast" mode.

(b) COLLABORATION MODE. This is targeted at applications involving smaller groups where participants can share applications, exchange information, and transfer files.

(c) APPLICATION SHARING. A user can share a program or application running on one computer with other participants in the conference. Participants can review the same data or information, and see the actions of the host (for example, editing a customer contract or browsing a web site.) Participants can share Windows-based applications transparently without any special knowledge of the application capabilities. The person sharing the application can choose to collaborate with other people in a call, and they can take turns editing or controlling the application. Only the person sharing the program needs to have the given application, e.g., Microsoft Powerpoint (C), installed on their computer.

(d) ONLINE POLLING. Polling allows the host to create a survey prior to a conference or on an ad hoc basis as the meeting progresses. Results can be tabulated immediately and if desired, shared with the entire audience.

(e) FILE TRANSFER. With this capability, a user can send a file in the background to one or all of the people on the current call. A file can be sent to individual participants or to the group as a whole. Each person can then accept or decline receipt. The file transfer occurs in the background as everyone continues sharing an application, using the whiteboard or chatting.

(f) WHITEBOARD. The whiteboard program is a multi-page, multi-user drawing application that enables users to sketch diagrams, organization charts, or display other graphic information with people on a call. A remote pointer or highlighting tool can be utilized to point out specific contents or sections of shared pages. This capability extends the application sharing feature by supporting ad hoc collaboration on a common drawing surface.

(g) CHAT. Participants can type and transmit text messages to share common ideas or topics with other people, or record meeting notes and action items as part of a collaborative process. A "whisper" feature lets users have separate, private conversations with one another during a group chat session.

AT&T TELECONFERENCING SERVICES
SERVICE ORDER ATTACHMENT



(h) MODIFICATION. AT&T reserves the right to modify features from time to time. Consult your AT&T Sales Representative for updates on feature modifications and enhancements.

AT&T MANAGED INTERNET SERVICE                                        Page 1 of 8
SERVICE TERMS AND PRICING


           AT&T MANAGED INTERNET SERVICE TERMS AND PRICING ATTACHMENT


CUSTOMER Name (Full Legal Name): AT&T Wireless Services, Inc.

Date of execution of Agreement: _____________________ (by CUSTOMER)

                                _____________________ (by AT&T)
================================================================================

This Managed Internet Service Terms and Pricing Attachment ("Attachment") is an attachment to the Master Carrier Agreement identified above (the "Agreement") and is an integral part of the Agreement. Except as otherwise expressly provided, the service description, pricing information and other terms and conditions related to the AT&T WorldNet Managed Internet Services are set forth at url: www.att.com/abs/serviceguide, as amended from time to time, (hereinafter "the AT&T MIS Service Guide") and are hereby incorporated into this Attachment by reference.

1. SERVICE PROVIDED. AT&T will provide CUSTOMER with the AT&T WorldNet Managed Internet Service ("Service" or "MIS") under this Attachment and any Sales Orders (as defined in Section 2 below), and pursuant to the terms of the Agreement and the AT&T MIS Service Guide. Service will be offered only within the United States including the Commonwealth of Puerto Rico and the United States Virgin Islands. A current description of the Service is contained in the AT&T MIS Service Guide under the heading "AT&T Managed Internet Service Description" ("Service Description"). Except to the extent any change would be inconsistent with the terms of this Attachment, AT&T may change the Service as provided to CUSTOMER from time to time by publication of the changes in the AT&T MIS Service Guide. Changes to the AT&T MIS Service Guide on the website that are not inconsistent with the terms of this Attachment will be binding on both AT&T and the CUSTOMER as of the date the change is posted. For terms set for this in this Attachment, this Attachment shall control.

2. ORDERING PROCEDURES. The particulars of the Service applicable to CUSTOMER will be set forth in the Sales Order Forms as completed by AT&T and CUSTOMER. It is the responsibility of the CUSTOMER to ensure that the correct information is provided to AT&T for purposes of completing the Sales Order Forms. CUSTOMER must submit its initial Sales Order Form by 90 days after the Effective Date.

3. TERM AND TERMINATION. The Term of this Attachment begins on the date both parties have signed the Attachment ("Effective Date") and ends on the last day of the Port Ramp Down Period. At the end of the Term, this Attachment will remain in effect on a month-to-month basis until terminated by either party upon thirty days' notice to the other.

         A. TERM. The Term of this Attachment consists of an Ordering Period of 36 months from the Effective Date, and a Port Ramp-Down Period of up to 36 months. Upon expiration of the Term, this Attachment will remain in effect on a month-to-





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AT&T MANAGED INTERNET SERVICE                                        Page 2 of 8
SERVICE TERMS AND PRICING


                  month basis, and all rates and charges are subject to change by AT&T upon thirty days' notice.

         B. PORT RAMP-DOWN PERIOD. The Port Ramp-Down Period begins on the first day after the end of the Ordering Period, and ends on the last day of the Service Period for the last remaining MIS Port. CUSTOMER may not submit new service orders under this Attachment during the Port Ramp-Down Period. During the Port Ramp-Down Period, all rates and charges (other than rates and charges applicable to MIS Ports with an unexpired Service Period) are subject to change by AT&T upon thirty days' notice.

         C. Notwithstanding anything to the contrary contained in this Attachment, within thirty (30) days following the Actual Network Activation Date ("ANAD"); with respect to the first CUSTOMER site, CUSTOMER will have a one time right to terminate this Attachment without cause by giving AT&T at least seven days' written notice of termination and providing payment of all charges incurred by AT&T on behalf of CUSTOMER, including but not limited to access facilities cancellation charges. CUSTOMER will not owe the Termination Charges specified in Section 7.

         D. During the Term CUSTOMER may terminate this Attachment upon thirty (30) days' written notice and payment of any applicable Termination Charges specified in Section 7.

         E. If AT&T delays the ANAD for any Service ordered for more than 30 days after the Scheduled Network Activation Date ("SNAD"), and CUSTOMER is not the cause of the delay, then CUSTOMER will have the right to terminate the relevant Service Order Form without owing AT&T the Termination Charges specified in
                  Section 7 by giving AT&T notice within seven days after AT&T has informed CUSTOMER of the delay.

         F. AT&T may terminate this Attachment or any Sales Order immediately upon written notice to CUSTOMER if CUSTOMER violates any term of the Agreement or this Attachment or fails to police violations of its Intermediate Resellers and End Users. Upon such termination, CUSTOMER will be liable for all charges incurred as of the date of termination and, if applicable, any Termination Charges specified in Section 7.

4. RATES AND CHARGES. The rates for the Service are set forth in Appendix A of this Attachment and are applicable for thirty-six months from the Effective Date ("Ordering Period"). Thereafter, the rates published in the AT&T MIS Service Guide, as amended from time to time, are applicable to any Services ordered under this Attachment, unless otherwise agreed in writing by both Parties. The billing cycle will begin on the later of: (1) the ANAD; or (2) one day after the SNAD as specified on the initial Sales Order Form.





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AT&T MANAGED INTERNET SERVICE                                        Page 3 of 8
SERVICE TERMS AND PRICING


5.       RESPONSIBILITIES OF THE PARTIES.

         A. CUSTOMER is permitted to resell the Service provided that it enters into written agreements to ensure that all of its intermediate resellers ("Intermediate Resellers") and end users ("End Users") comply with the terms and conditions of this Attachment and the Agreement.

         B. AT&T will not directly support, nor interface with, any Intermediate Reseller or End User. CUSTOMER is responsible for training its Intermediate Resellers and End Users and for billing and collecting any amounts CUSTOMER elects to charge its Intermediate Resellers and End Users in connection with the Service.

         C. CUSTOMER may, from time to time, request that AT&T submit to InterNIC or another Domain Name Registry, on CUSTOMER's behalf, a domain name registration application ("Application") for a domain name selected by CUSTOMER ("Domain Name"). If CUSTOMER requests and if AT&T elects, in its sole discretion, to perform such service, the Application will name AT&T as the Internet Service Provider that will host such domain names. AT&T is not a Domain Name Registry. AT&T's charges for Domain Name Registration Services ("DNRS Services") do not include the Domain Name Registry's fees. CUSTOMER will be responsible for, and will promptly pay, all DNRS Services charges and Domain Name Registry's fees. AT&T will not become the owner of a domain name as a result of its provision of DNRS Services to CUSTOMER with respect to that domain name. CUSTOMER represents and warrants that: (i) all statements on the Applications are true and correct; and (ii) CUSTOMER has a legitimate business purpose for registering each Domain Name, and such purpose relates to CUSTOMER's purchase of the Service. AT&T may elect to immediately terminate or suspend its hosting of, or provision of, any DNRS Services with respect to a CUSTOMER Domain Names in the event that, with respect to such Domain
                  Name: (i) an Application is rejected; (ii) the Domain Name registration is revoked or placed on "hold" or assigned to a third party; or (iii) AT&T receives or becomes aware of any adverse information, including complaints, conflicting claims, disputes, or court orders regarding the ownership rights to or right to use the Domain Name.

         D. CUSTOMER is responsible for the Content of the messages it transmits, as well as any Content hosted by CUSTOMER or any Intermediate Reseller or End User on behalf of third parties. Customer acknowledges that it has read and agrees to be bound by AT&T's Acceptable Use Policy ("AUP"). The AUP, as it may be revised from time to time, is published at http://www.ipservices.att.com/policy.html or at such other address as AT&T may specify by notice to the CUSTOMER. Any violation of the AUP constitutes a material breach of this Attachment. For purposes of this Attachment, "Content" means information made available, displayed, or transmitted in connection with the Service (including, without limitation, information made available by means

AT&T MANAGED INTERNET SERVICE                                        Page 4 of 8
SERVICE TERMS AND PRICING


                  of an HTML "hot link", a third party posting, or similar means) including all trademarks, service marks, and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications, and other versions of any of the foregoing.

         E. CUSTOMER is solely responsible for providing any security procedures and controls necessary to limit access to the Service to CUSTOMER's authorized Intermediate Resellers and End Users and any facilities and procedures external to the Service for reconstruction of lost or altered files, data or programs.

         F. CUSTOMER is responsible for establishing (within fifteen (15) calendar days from the Effective Date) designated Customer Points of Contact ("CPOCs") to interface with the AT&T Customer Care Solution Support center.

         G. CUSTOMER understands that the Service (including Internet use) may require registrations and related administrative reports that are public in nature.

         H. Except for IP addresses expressly registered in CUSTOMER's name, all IP addresses will remain, at all times, the property of AT&T and will be nontransferable. CUSTOMER will have no right to use such IP addresses upon termination or expiration of this Attachment. IP addresses are allocated by AT&T to CUSTOMER per the Internet Registry (ARIN) guidelines following RFC 2050.

         I. If CUSTOMER or any of its Intermediate Resellers or End Users has in place or adds, after the AT&T installation of the AT&T Managed Firewall Service, any modem, modem pools, or remote communications software packages resident on Personal Computers, or any other circuits or equipment which could create a potential point of entry, the CUSTOMER will be solely responsible for security of its network.

6.       SUPPLEMENTAL TERMS AND CONDITIONS.

         A.       SOFTWARE LICENSE.

                  1. AT&T grants CUSTOMER a personal, non-transferable, and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to this Attachment (collectively, the "Software"), solely in connection with the Service and solely in accordance with applicable written and electronic documentation. CUSTOMER will not reverse assemble, reverse compile, or otherwise attempt to derive a source code version of the Software. The Software will at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party (other than AT&T). "AT&T Software" means all

AT&T MANAGED INTERNET SERVICE                                        Page 5 of 8
SERVICE TERMS AND PRICING


                           Software that bears the AT&T (or any of its affiliates or subsidiaries) copyright notice.

                  2. CUSTOMER will not copy or download Software, except to the extent expressly provided in the applicable documentation for the Service or in a writing signed by AT&T. Any copy of the Software must contain the same copyright notices and proprietary markings as the original Software. CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software.

                  3. Software is Confidential Information. Notwithstanding the two year period in Section 20 of the Agreement, each item of Software will continue to be Confidential Information until one of the exceptions in the last sentence of Section 19 of the Agreement applies to that item.

                  4. CUSTOMER will ensure that its employees, Intermediate Resellers, and End Users comply with the terms and conditions of this Section.

                  5. The term of the license granted hereunder will be coterminous with the term of this Attachment.

                  6. AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of 90 days beginning on the date of delivery of the AT&T Software to CUSTOMER. If CUSTOMER returns to AT&T, within the 90-day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the non-compliant portion of the AT&T Software or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Attachment and the Agreement and is not altered, modified, or tampered with by CUSTOMER or its Intermediate Resellers or End Users. This Section states AT&T's entire liability, and CUSTOMER's exclusive remedies against AT&T, for defects or failures in the Software.

         B.       INFRINGEMENT INDEMNITY.


                  AT&T and its suppliers own all rights, title, and interest in the Service. Nothing in this Attachment will create or vest in CUSTOMER any right, title, or interest in the Service, other than the right to use the Service under the terms and conditions of this Attachment. With respect to the Service, AT&T's indemnification obligation under Section 14 of the Agreement covers any claim or suit against CUSTOMER alleging that the Service infringes any United States patent, trademark, copyright, or trade secret, except where the claim or suit arises out of or results from any of the following "Customer Acts": CUSTOMER's or its Intermediate Resellers' or End Users' Content, modification to the Service,

AT&T MANAGED INTERNET SERVICE                                        Page 6 of 8
SERVICE TERMS AND PRICING


                  combination of the Service with services or products provided by CUSTOMER or others; AT&T's adherence to CUSTOMER's written instructions or specifications; or use of the Service in violation of this Attachment or the Agreement. CUSTOMER agrees to indemnify AT&T under Section 14 of the Agreement for all claims or suits against AT&T arising from as defined in the preceding sentence and will immediately cease any Customer Acts which give rise to the alleged infringement. In the event of a claim of infringement for which AT&T is the indemnifying party, AT&T may at its option either procure the right to continue using, or replace or modify, the alleged infringing Service so that the Service becomes noninfringing and substantially compliant with the requirements in this Attachment. Upon inability to reasonably perform either of the foregoing options, AT&T may terminate this Attachment, without any liability other than as stated herein. This Section states AT&T's entire liability, and CUSTOMER's exclusive remedies against AT&T, for infringement.

         C.       NO FURTHER WARRANTIES.

                  1. NOTWITHSTANDING ANYTHING CONTAINED IN THIS ATTACHMENT TO THE CONTRARY, THE DNRS SERVICES ARE PROVIDED ON AN "AS IS" BASIS. AT&T WILL NOT BE LIABLE IN ANY WAY WHATSOEVER FOR ANY DIRECT OR INDIRECT LOSS, COST OR DAMAGE CUSTOMER MAY INCUR IN CONNECTION WITH SUCH SERVICE OR AT&T'S PROVIDING OR FAILING TO PROVIDE SUCH SERVICE TO CUSTOMER. WITHOUT LIMITING THE FOREGOING, AT&T DOES NOT MAKE ANY WARRANTIES REGARDING THE SUCCESSFUL REGISTRATION OF ANY DOMAIN NAME, THE TIME OF SUBMISSION OF THE APPLICATION OR CUSTOMER'S RIGHT TO CONTINUED USE OF A DOMAIN NAME AFTER REGISTRATION. AT&T IS NOT REQUIRED TO PARTICIPATE IN ANY DISPUTES RELATING TO THE APPLICATION OR THE REGISTRATION OF ANY DOMAIN NAME.

                  2. PRODUCTS OR SERVICES SOLD OR PROVIDED UNDER ANOTHER CONTRACT OR TARIFF ARE GOVERNED SOLELY BY THE TERMS OF THAT CONTRACT OR TARIFF, INCLUDING ANY WARRANTIES, GUARANTIES, OR OTHER OBLIGATIONS OF AT&T UNDER THAT CONTRACT OR TARIFF.

                  3. AT&T WILL NOT BE RESPONSIBLE FOR: (i) SERVICE IMPAIRMENTS CAUSED BY ACTS WITHIN THE CONTROL OF CUSTOMER, ITS AGENTS, SUBCONTRACTORS, SUPPLIERS, LICENSEES, INTERMEDIATE RESELLERS, OR END USERS; (ii) INTEROPERABILITY OF SPECIFIC CUSTOMER APPLICATIONS;
                           (iii) INABILITY OF CUSTOMER OR ANY INTERMEDIATE

AT&T MANAGED INTERNET SERVICE                                        Page 7 of 8
SERVICE TERMS AND PRICING


                           RESELLER OR END USER TO ACCESS OR INTERACT WITH ANY OTHER SERVICE PROVIDERS, NETWORKS, INTERMEDIATE RESELLERS, END USERS OR INFORMATIONAL OR COMPUTING RESOURCES THROUGH THE INTERNET; (iv) THE CONTENT OF ANY NEWS GROUPS OR OTHER SITES OR SERVICES THAT MAY BE ACCESSED THROUGH THE INTERNET, OR INTERACTIONS WITH THIRD PARTIES THROUGH THE INTERNET; (v) SERVICES OR EQUIPMENT PROVIDED BY THIRD PARTIES; OR (vi) PERFORMANCE IMPAIRMENTS CAUSED ELSEWHERE ON THE INTERNET. AT&T WILL NOT BE LIABLE FOR UNAUTHORIZED ACCESS BY THIRD PARTIES TO CUSTOMER'S OR ITS INTERMEDIATE RESELLERS', END USERS' OR THIRD PARTIES' TRANSMISSION FACILITIES OR PREMISES EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT, LOSS OR DESTRUCTION OF CUSTOMER'S OR ITS INTERMEDIATE RESELLERS', END USERS' OR THIRD PARTIES' NETWORK, SYSTEMS, CONTENT, APPLICATIONS, DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD.

                  4. EQUIPMENT PROVIDED TO CUSTOMER IN CONJUNCTION WITH THE SERVICE IS PROVIDED BY AT&T "AS IS," WITH NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND (SUCH AS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). AT&T'S SOLE OBLIGATION WITH RESPECT TO SUCH EQUIPMENT WILL BE AS STATED HEREIN.

                  5. CUSTOMER's obligation to indemnify AT&T under Section 14 of the Agreement extends to claims arising on account of or in connection with the Content of any message sent by CUSTOMER, any Intermediate Reseller, and/or any End User.

                  6. If CUSTOMER is in the Commonwealth of Puerto Rico or the United States Virgin Islands, AT&T will immediately assign this Attachment to AT&T Global Communications Services, Inc. and CUSTOMER consents to that assignment.

                  7. CUSTOMER authorizes AT&T to: (i) monitor CUSTOMER's use of the Service and calls or transmissions to AT&T concerning the Service in order to detect fraud, check quality, and operate, maintain, and repair the Service; and (ii) disclose such information to the extent AT&T deems it is legally required.

AT&T MANAGED INTERNET SERVICE                                        Page 8 of 8
SERVICE TERMS AND PRICING


7.       TERMINATION CHARGES.

         The "Termination Charge" consists of: (1) 100% of the scheduled payments (if any) for each of the months remaining through month 12 of the Service Period as defined in Appendix A; (2) 50% of the scheduled payments, if any, for each of the months remaining in the Service Period through month 24; (3) all discounts, if any, received by CUSTOMER; and (4) any access facilities cancellation charges or other charges incurred by AT&T as a result of such termination.

================================================================================
                                End of Attachment